                                                                   EXHIBIT 10.17

                          RUPEE TERM FACILITY AGREEMENT

                               Rs.1000, 00,00,000

                               FACILITY AGREEMENT


                       Dated 16th day of September, 2003


                                       For


                        BHARAT ALUMINIUM COMPANY LIMITED

                                   Arranged by

                   ABN AMRO SECURITIES (INDIA) PRIVATE LIMITED

                                MANDATED ARRANGER

                                       AND


                           IL&FS Trust Company Limited

                        As the Agent and Security Trustee

                                       AND

                      THE BANKS AND FINANCIAL INSTITUTIONS

                         (AS SET OUT IN THE SCHEDULE 1)

                               As Original Lenders


================================================================================

                               DAVE & GIRISH & CO.

================================================================================

                                    CONTENTS


CLAUSE                                                                      PAGE
SECTION 1......................................................................1
INTERPRETATION.................................................................1
SECTION 2......................................................................9
THE FACILITY...................................................................9
SECTION 3.....................................................................11
DRAWDOWN..................................................................... 11
SECTION 4.....................................................................12
REPAYMENT, PREPAYMENT AND CANCELLATION........................................12
SECTION 5.....................................................................13
INTEREST, INTEREST PERIODS....................................................13
SECTION 6.....................................................................15
ADDITIONAL PAYMENT OBLIGATIONS................................................15
SECTION 7.....................................................................18
SECURITY INTEREST AND SECURITY DOCUMENTS .....................................18
SECTION 8.....................................................................19
REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT...........................19
SECTION 9.....................................................................28
EVENTS OF DEFAULT ............................................................28
SECTION 10....................................................................31
CHANGES TO PARTIES............................................................31
SECTION 11....................................................................35
THE FINANCE PARTIES...........................................................35
SECTION 12....................................................................42
ADMINISTRATION................................................................42
SCHEDULE - 1 THE ORIGINAL PARTIES COMMITMENTS.................................47
SCHEDULE - 2 CONDITIONS PRECEDENT TO DRAWDOWN.................................48
SCHEDULE - 3 REQUESTS.........................................................50
SCHEDULE - 4 FORM OF TRANSFER CERTIFICATE. ...................................51
SCHEDULE - 5 FORM OF COMPLIANCE CERTIFICATE ..................................53
SCHEDULE - 6 BRIEF DESCRIPTION OF ASSETS .....................................54

THIS AGREEMENT is dated this 16th day of September, 2003 and made in Mumbai between:

(1) BHARAT ALUMINIUM COMPANY LIMITED, a public company within the meaning of the Companies Act, 1956 and having its registered office at Aluminium Sadan, Core-6, Scope office Complex, 7, Lodhi road, New
     Delhi-110003(hereinafter referred to as the "BORROWER", "BALCO", or the "COMPANY");

(2)  ABN AMRO SECURITIES (INDIA) PRIVATE LIMITED (the "ARRANGER");

(3) THE BANKS AND FINANCIAL INSTITUTIONS listed in Part II of Schedule 1 as lenders (the "ORIGINAL LENDERS"); and

(4) IL&FS TRUST COMPANY LIMITED as agent and security trustee of the Finance Parties (other than itself) (the "AGENT AND SECURITY TRUSTEE").

WHEREAS the Lenders have at the request of the Borrower agreed to make available to the Borrower, a rupee facility on, and subject to the terms and conditions of this Agreement.

IT IS AGREED as follows:

                                    SECTION 1
                                 INTERPRETATION

1.   DEFINITIONS AND INTERPRETATION

1.1  DEFINITIONS

In this Agreement:

"AFFILIATE" means with respect to Sterlite or the Borrower as the case may be, any person which is a holding company or subsidiary of Sterlite or the Borrower or any person which, directly or indirectly, (a) controls Sterlite or the Borrower, (b) is controlled by Sterlite or the Borrower or (c) is controlled by the same person who, directly or indirectly, controls Sterlite or the Borrower. For the purposes of this Agreement, the terms "holding company" and "subsidiary" shall have the meaning ascribed to them under Section 4 of the Companies Act, 1956 and the term "control" shall mean.

a. control over the composition of board of directors of Sterlite, the Borrower or any Affiliate of either of them;

b. Control of at least 51% of the issued equity share capital of a company, which is an Affiliate of either of the Borrower or Sterlite.

"ASSETS" means Immovable Properties and Other Properties.

"AUTHORISATION" means:

(a) An authorisation, consent, approval, resolution, licence, exemption, filing, notarisation, lodgement or registration; or

(a) In relation to anything which will be fully or partly prohibited or restricted by law if a Government Agency intervenes or acts in any way within a

                                                             DAVE & GIRISH & CO.
                                       1
     specified period after lodgement, filing, registration or notification, the expiry of that period without intervention or action.

"AVAILABLE COMMITMENT A" means a Lender's commitment minus:

(a) The amount of its participation in any outstanding Loan under that Commitment; and

(b) In relation to any proposed Drawdown under Available Commitment A, the amount of that Lender's participation in any Loan that is due to be made on or before the proposed Drawdown for that Loan.

"AVAILABLE COMMITMENT B" means a Lender's commitment minus:

(a) The amount of its participation in any outstanding Loan under that Commitment; and

(b) In relation to any proposed drawdown under Available Commitment B, the amount of that Lender's participation in any Loan that is due to be made on or before the proposed Drawdown for that Loan.

"AVAILABLE COMMITMENT" means Available Commitment A or Available Commitment B referred to singly as the context may require;

"AVAILABLE FACILITY A" means the aggregate amount for the time being of each Lender's Available Commitment a not exceeding Rs 650 crores in aggregate of all the Lenders.

"AVAILABLE FACILITY B" means the aggregate amount for the time being of each Lender's Available Commitment B not exceeding Rs 350 crores in the aggregate of all the Lenders.

"AVAILABLE FACILITY" means Available Facility A or Available Facility B referred to singly as the context may require.

"AVAILABILITY PERIOD A" means the period ending on the 45th day from and including the date of this Agreement.

"AVAILABILITY PERIOD B" means the period ending on 28th February 2004 commencing after the last day of the Availability Period A.

"AVAILABILITY PERIOD" means Availability Period A or Availability Period B referred to singly as the context may require.

"BUSINESS DAY" means a day (other than a Saturday or Sunday) on which banks are open for general business in Mumbai.

"COMMITMENT A" means:

(a) In relation to an Original Lender, the amount set opposite its name under the heading "Commitment A" in Part IIA of Schedule 1 (The Original Parties Commitments and Repayment Instalments) and the amount of any other Commitment transferred to it under this Agreement; and

(b) In relation to any other Lender, the amount of any Commitment A transferred to it under this Agreement,

     To the extent not cancelled, reduced or transferred by it under this Agreement.

                                                             DAVE & GIRISH & CO.
                                       2

"COMMITMENT B" means:

(a) In relation to an Original Lender, the amount set opposite its name under the heading "Commitment B" in Part IIB of Schedule 1 (The Original Parties Commitments and Repayment Instalments) and the amount of any other Commitment transferred to it under this Agreement; and

(b) In relation to any other Lender, the amount of any Commitment B transferred to it under this Agreement,

     To the extent not cancelled, reduced or transferred by it under this Agreement.


"COMMITMENT" means Commitment A or Commitment B referred to singly as the context may require;

"CURRENT ASSETS" means raw materials, semi-finished goods, finished goods including aluminium ore extracted from mines or purchased, packing materials, consumable stores, book debts and other assets described as current assets in financial statements of the Borrower in the form given in Schedule VI Part 1 of the Companies Act, 1956.

"COMPLIANCE CERTIFICATE" means a certificate delivered pursuant to Clause 8.2.2 (Compliance Certificates) and signed by one director of the Borrower in form and substance given in Schedule 5].

"DEFAULT" means an Event of Default or any event or circumstance specified in Clause 9 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.

"DRAWDOWN" means a drawdown of a Facility.

"DRAWDOWN DATE" means the date of a Drawdown.

"DRAWDOWN REQUEST" means a notice substantially in the form set out in Schedule 3 (Requests).

"EVENT OF DEFAULT" means any event or circumstance specified as such in Clause 9 (Events of Default).

"EXISTING INDEBTEDNESS" means the existing Financial Indebtedness of Borrower;

"FACILITY A" means a rupee term loan facility upto an aggregate amount of Rs. 650 crores to be made available under this Agreement as described in Clause 2.1.1 ("Facility A").

"FACILITY B" means a rupee term loan facility upto an aggregate amount of Rs. 350 crores to be made available under this Agreement as described in Clause 2.1.2 ("Facility B")

"FACILITY" means Facility A or Facility B as the context may require;

"FACILITY OFFICE" means the office or offices notified by a Lender to the Agent and Security Trustee in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days' written notice) as the office or offices through which it will perform its obligations under this Agreement.

                                                             DAVE & GIRISH & CO.
                                       3

"FEE LETTER" means any letter or letters dated on or about the date of this Agreement between the Arranger and the Borrower (or the Agent and Security Trustee and the Borrower) setting out any of the fees.

"FINANCE DOCUMENT" means this Agreement, a Security Document, any Fee Letter, Transfer Certificate, any Accession Letter, any resignation letter and any other document designated as such by the Agent and Security Trustee, a Lender and the Borrower.

"FINANCE PARTY" means the Agent and Security Trustee, the Arranger or a Lender, as the context may require.

"FINANCIAL INDEBTEDNESS" means any indebtedness of the Borrower for or in respect of:

(a)  Moneys borrowed;

(b)  Any amount raised by acceptance under any acceptance credit facility;

(c) Any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

(d) The amount of any liability in respect of any lease or hire purchase contract which would, in accordance with GAAP, be treated as a finance or capital lease;

(e) Receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);

(f) Any amount raised under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing;

(g) Any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and when calculating the value of any derivative transaction, only the marked to market value shall be taken into account);

(h) Any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and

(i) The amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (h) above.

"FUTURE INDEBTEDNESS" means Indebtedness agreed to be incurred by the Borrower from any other creditor.

"GAAP" means generally accepted accounting principles in India.

"GOVERNMENTAL AGENCY" means any government or any governmental agency, semi-governmental or judicial entity or authority (including, without limitation, any stock exchange or any self-regulatory organisation established under statute).

"HOLDING COMPANY" means, in relation to a company or corporation, any other company or corporation in respect of which that company or corporation is a Subsidiary.

"IMMOVABLE PROPERTIES" means the immovable properties briefly described in
Part I Schedule 6.

                                                             DAVE & GIRISH & CO.
                                       4

"INDIRECT TAX" means any goods and services tax, consumption tax, value added tax or any tax of a similar nature.

"INDEBTEDNESS" means the Existing Indebtedness and the Loan Amounts outstanding at the time of computation, or the future Indebtedness agreed to be incurred by the Borrower as the context may require.

"INTEREST PERIOD" means, in relation to a Loan each period determined in accordance with Clause 5.2 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 5.1.3 (Default interest).

"LENDER" means:

(a)  Any Original Lender; and

(b) Any bank, financial institution, trust, fund or other entity which has become a Party in accordance with Clause 10 (Changes to Parties)

     Which in each case has not ceased to be a Party in accordance with the terms of this Agreement.

"LOAN" means a loan made or to be made under a Facility or the principal amount outstanding for the time being of that Loan.

"LOAN AMOUNT" means a Repayment Instalment of a Loan, interest, costs, charges, expenses and any other amount payable by the Borrower including fees and/or remuneration payable to a Finance Party.

"MAJORITY LENDERS" means:

(a) If the Loan is not then outstanding, a Lender or Lenders whose Commitments aggregate more than 66 2/3 % of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated more than 66 2/3 % of the Total Commitments immediately prior to the reduction); or

(b) At any other time, a Lender or Lenders whose participation in the aggregate amount of the Loan then outstanding is more than 66 2/3 % of all the Loan then outstanding.

"MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) of the Borrower or any of the Borrower's Subsidiaries, Sterlite; (b) the ability of any of the Borrowers to perform its obligations under the Finance Documents; or (c) the validity or enforceability of this Agreement or the rights or remedies of any Finance Party under the Finance Documents.

"MONTH" means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

(a) [(Subject to paragraph (c) below)] if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;

                                                             DAVE & GIRISH & CO.
                                       5

(b) If there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and

(c) [If an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end.]

The above rules will only apply to the last Month of any period.

"ORIGINAL FINANCIAL STATEMENTS" means:

(a) The audited consolidated financial statements of the Sterlite and its subsidiaries for the financial year ended 31st March 2003; and

(b) The Borrower's audited financial statements for its financial year ended 31st March 2003.

"OTHER PROPERTIES" means the movable properties and assets of the Borrower other than Current Assets, general particulars whereof are given in Part II of
Schedule 6.

"PARTY" means a party to this Agreement.

"PROJECT" means the project of expansion and modernisation of the existing facilities undertaken by the Borrower at Korba in the State of Chhattisgarh.

"PROMOTER" means the promoter of a company as defined Regulation 2(1)(h) of the Take over Code.

"REPAYMENT DATE" means the last day of each quarter in the period commencing from the 39th month after the drawdown of the first Loan under Facility A and ending on the 72nd month from the drawdown of that Loan.

"REPAYMENT INSTALMENT" means each instalment for repayment of the Loan specified in clause 4.1.1 (Repayment of the Loans) read with Part III of Schedule 1.

"REPEATING REPRESENTATIONS," means each of the representations set out in Clauses 8.1.

"SECURED LOANS" means any Loans repaid after one year and secured on the Assets of the Company.

"SECURITY DOCUMENT" means an instrument in writing and whether registered or not and includes any memorandum or record whether in writing or recorded manually or electronically and whether or not signed by a party or parties thereto creating and/or evidencing the creation of a Security Interest.

"SECURITY INTEREST" means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person on any property or assets or any other agreement or arrangement having a similar effect.

"STERLITE" means Sterlite Industries India Limited.

"STERLITE GROUP" means Sterlite and its Affiliates.

"SUBSIDIARY" means a subsidiary within the meaning of section 4 of the Companies Act 1956 (1 of 1956).

                                                             DAVE & GIRISH & CO.
                                       6

"TAKEOVER CODE" means the Securities and Exchange Board of India (Substantial Acquisition of Shares and Takeovers) Regulations, 1997.

"TAX" means any tax, levy, cess, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

"TERMINATION DATE A" means the last date of Availability Period A;

"TERMINATION DATE B" means the last date of Availability Period B

"TERMINATION DATE" means Termination Date A or Termination Date B referred to singly as the context may require;

"TOTAL COMMITMENT A" means aggregate amount of the Commitment A mentioned in
Part II A of Schedule 1.

"TOTAL COMMITMENT B" means the aggregate amount of the Commitment B mentioned in
Part II B in Schedule 1.

"TOTAL COMMITMENTS" means Total Commitment A or Total Commitment B referred to singly as the context may require;

"TOTAL INDEBTEDNESS" means the aggregate amount of the Existing Indebtedness, the Loan Amounts outstanding at the time of computation, and the Future Indebtedness.

"TRANSFER CERTIFICATE" means a certificate substantially in the form set out in
Schedule 4 (Form of Transfer Certificate) or any other form agreed between the Agent and Security Trustee and the Borrower.

"TRANSFER DATE" means, in relation to a transfer, the later of:

(a)  The proposed Transfer Date specified in the Transfer Certificate; and

(b) The date on which the Agent and Security Trustee executes the Transfer Certificate.

"UNPAID SUM" means any sum due and payable but unpaid by the Borrower under the Finance Documents.

"UNSECURED INDEBTEDNESS" means indebtedness both present and future of the Borrower not secured on any Assets.

"VALUE OF SECURED ASSETS" means the aggregate Written Down Value of the Assets on which Security Interests shall have been created to secure any Indebtedness of the Borrower.

"WRITTEN DOWN VALUE OF AN ASSET," means the cost of acquisition of that Asset as reduced by the depreciation provided upto the date on which the written down value is to be arrived at as provided under Schedule XIV to the Companies Act, 1956.

                                                             DAVE & GIRISH & CO.
                                       7

1.2  CONSTRUCTION

(a)  Unless a contrary indication appears, any reference in this Agreement to:

     (i) The "AGENT AND SECURITY TRUSTEE", the "ARRANGER", any "FINANCE PARTY", any "LENDER", any "BORROWER" or any "PARTY" shall be construed so as to include its successors in title, permitted assigns and permitted transferees;

     (ii) "ASSETS" includes present and future properties, revenues and rights of every description;

     (iii) A "FINANCE DOCUMENT" or any other agreement or instrument is a reference to that Finance Document or other agreement or instrument as amended or novated;

     (iv) "INDEBTEDNESS" includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

     (v) A "PERSON" includes any person, firm, company, corporation, government, state or agency of a state or any association, trust or partnership (whether or not having separate legal personality) or two or more of the foregoing;

     (vi) A "REGULATION" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation as amended or renacted;

     (vii) A provision of law is a reference to that provision as amended or re-enacted; and

     (viii) A time of day is a reference to Mumbai time.

     (ix) Singular includes plural and vice-versa and reference to any gender includes other gender/s.

(b)  Section, Clause and Schedule headings are for ease of reference only.

(c) Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

(d) A Default (other than an Event of Default) is "CONTINUING" if it has not been remedied or waived and an Event of Default is "CONTINUING" if it has not been [remedied or waived]

                                                             DAVE & GIRISH & CO.
                                       8

                                   SECTION 2
2.1   FACILITIES


2.1.1 FACILITY A

Subject to the terms of this Agreement, the Lenders shall make available to the Borrower Facility A in an aggregate amount equal to the Total Commitment A as specified for each Lender in Part II A of Schedule 1 to this Agreement and the Borrower agrees to borrow from the Lenders a sum of money equal to the Total Commitment A.

2.1.2 FACILITY B

Subject to the terms of this Agreement, the Lenders shall make available to the Borrower Facility B in an aggregate amount equal to the Total Commitment B as specified for each Lender in Part II B of Schedule 1 to this Agreement and the Borrower agrees to borrow from the Lenders a sum of money equal to the Total Commitment B.

2.2   FINANCE PARTIES' RIGHTS AND OBLIGATIONS


(a) The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under that Finance Document. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

(b) The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from the Borrower shall be a separate and independent debt.

(c) A Finance Party may, except as otherwise stated in the Finance Documents, separately enforce its rights under the Finance Documents.

2.3   PURPOSE

The Borrower shall apply all amounts borrowed by it under the Facilities towards financing implementation of the Project.

2.4   CONDITIONS OF DRAWDOWN


2.4.1 INITIAL CONDITIONS PRECEDENT

The Borrower agrees not to deliver a Drawdown Request unless the Agent and Security Trustee has received all of the documents and other evidence listed in and appearing to comply with the requirements of Schedule 2 (Conditions precedent). The Agent and Security Trustee shall notify the Borrower and the Lenders promptly upon receiving such documents and other evidence.

                                                             DAVE & GIRISH & CO.
                                       9

2.4.2 FURTHER CONDITIONS PRECEDENT

The Lenders will only be obliged to comply with Clause 3.2 (Lenders' participation) if on the date of a Drawdown Request for a Loan and on the proposed Drawdown Date for that Loan:

     (i) No Default is continuing or would result from the proposed drawdown of that Loan; and

     (ii) The Repeating Representations to be made by the Borrower are true in all material respects.

     (iii) No notification from the Agent and Security Trustee is received as per Clause 4.2.

2.5   FACILITY DRAWDOWN

(a) The Borrower shall not deliver more than four Drawdown Requests for each Commitment and each Drawdown Request for that Commitment shall be in the amount of not less than Rs. 50 Crores or in multiple of Rs. 50 Crores.

(b) Only four Drawdown Requests aggregating Rs. 650 Crores shall be drawn under Facility A and only four Drawdown Requests aggregating Rs 350 crores shall be drawn under Facility B.

(c) The Borrower shall deliver the Drawdown Request for the first Loan from Facility A within 15 days of the date of the Agreement and the Drawdown Requests for the last of the Loans from Facility A shall be given before Termination Date A.

(d) The Borrower shall deliver the Drawdown Request for the first Loan from Facility B only after the Borrower shall have drawdown the full amount of Facility A. The Drawdown Request for the last of the Loans in Facility B shall be given before Termination Date B.

(e) Notwithstanding anything contained in this Agreement, no Lender shall be obliged to make available any of its Available Commitment B:

      (i) If the Borrower shall not have drawndown the entire amount of Commitment A within the Availability Period A.

      (ii) Unless the Borrower shall have paid Commitment Fee calculated @ 0.25% p.a. for the undrawn amount of Commitment B as provided hereinafter before making any Drawdown Request for a Loan from Commitment B.

2.6   OTHER CONDITIONS FOR DRAWDOWN

Such part of the undrawn amount of a Facility, which has not been drawn within the Availability Period of that Facility, shall be cancelled and no Lender shall be obliged to provide its part of Available Commitment in that Facility after the end of the Availability Period for that Facility.

                                                             DAVE & GIRISH & CO.
                                       10

                                    SECTION 3
                                    DRAWDOWN

3.1  DRAWDOWN

3.1.1 DELIVERY OF DRAWDOWN REQUEST

(a) The Borrower shall Drawdown a Facility by delivery to the Agent and Security Trustee of a duly completed request for the amount of Loan in that Facility, which shall not be drawndown later than the Termination Date A for Facility A and Termination Date B for Facility B as the case may be.

(b) A Drawdown Request is irrevocable and will not be regarded as having been fully completed unless the proposed Drawdown is a Business Day within the Availability Period.

3.1.2 DRAWDOWN REQUEST IRRECOVABLE

(a) A Drawdown Request is irrevocable and will not be regarded as having been duly completed unless:

     (i) The proposed Drawdown Date is a Business Day within the Availability Period of the Facility for which the Drawdown Request is made;

     (ii) The amount of that Drawdown complies with Clause 3.2.

(b)  Only one Loan may be requested in each Drawdown Request.

3.2  LENDERS' PARTICIPATION

(a) If the conditions set out in this Agreement have been met, each Lender shall make its participation in each Loan available by the Drawdown Date for that Loan in the relevant Facility through its Facility Office.

(b) The amount of each Lender's participation in each Loan will be equal to the proportion borne by its relevant Available Commitment in the relevant Facility immediately prior to the making of that Loan.

(c) The Agent and Security Trustee shall notify each Lender of the amount of each Loan and the amount of its participation in that Loan, on or before the Drawdown for that Loan.

3.3  DISBURSEMENT OF LOAN

The Lenders shall disburse a Loan on the Drawdown Date of that Loan.

                                                             DAVE & GIRISH & CO.
                                       11

                                    SECTION 4
                     REPAYMENT, PREPAYMENT AND CANCELLATION

4.1   REPAYMENT

4.1.1 REPAYMENT OF LOANS

The Borrower shall repay each Loan outstanding on the Termination Date in [twelve ] Repayment Instalments on the respective Repayment Dates as provided in
Part III of Schedule 1 hereto commencing from the 39th month from first Drawdown under Facility A

4.1.2 REBORROWING

The Borrower may not reborrow any part of a Facility which is repaid.

4.2   CHANGE OF CONTROL

If the Sterlite Group ceases to control the Borrower:

     (i) the Borrower shall promptly notify the Agent and Security Trustee upon becoming aware of that event; and

     (ii) if the Majority Lenders so require, the Agent and Security Trustee shall, by not less than 7 (Seven) days notice to the Borrower, cancel the Facility and if the Facility is drawndown, declare the Loan, together with accrued interest, and all other amounts accrued under the Finance Documents immediately due and payable, whereupon all such outstanding amounts will become immediately due and payable.

4.3   VOLUNTARY CANCELLATION

The Borrower shall have no right to cancel or reduce the amount of the Facility agreed to be provided to it.

4.4   VOLUNTARY PREPAYMENT OF THE LOANS

The Borrower has no right to prepay all or any part of a Loan. The Borrower may, however prepay all or any part of a Loan to one or more than one Lender upon the terms and conditions as may be agreed between the Borrower and such Lender(s).

                                                             DAVE & GIRISH & CO.
                                       12

                                    SECTION 5

                           INTEREST, INTEREST PERIODS

5.1   INTEREST

5.1.1 CALCULATION OF INTEREST

The rate of interest on each Loan for each Interest Period is 8.5% (eight point five percentage) rate per annum.

5.1.2 PAYMENT OF INTEREST

The Borrower to which a Loan has been made available shall pay accrued interest on that Loan on the last day of each Interest Period. The Interest payments shall be made at par in Mumbai to the Lenders.

5.1.3 DEFAULT INTEREST

(a) If the Borrower fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate which, subject to paragraph (b) below, is 2 (two) per cent higher than the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Loan in the overdue amount on a daily rest basis. Any interest accruing under this clause 5.1.3 shall be immediately payable by the Borrower forthwith on demand of the Agent and Security Trustee.

(b) If any overdue amount consists of all or part of the Loan which became due on a day which was not the last day of an Interest Period:

     (i) the first Interest Period for that overdue amount shall have a duration equal to the unexpired portion of the current Interest Period; and

     (ii) the rate of interest applying to the overdue amount during that first Interest Period shall be 2 per cent higher than the rate which would have applied if the overdue amount had not become due.

(c) Default interest (if unpaid) arising on an overdue amount will be paid on a daily rest basis and shall be paid with the overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable.

5.2   INTEREST PERIODS

5.2.1 FIRST INTEREST PERIOD

The first Interest Period in respect of a Loan shall commence from its Drawdown Date and end on the last day of the calendar month in which that Loan shall have been drawndown. Each Interest Period, other than the first Interest Period, in respect of a Loan shall commence from the end of the preceding Interest Period, and end on the last day of the next succeeding calendar month.

                                                             DAVE & GIRISH & CO.
                                       13

5.2.2 NON-BUSINESS DAYS

If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

5.2.3 ADDITIONAL INTEREST

If the Borrower fails to execute and register (wherever required) the relevant Security Documents each in form and substances satisfactory to the Lenders (i) within three months from the first Drawdown Date to create, register and perfect the Security Interest by way of hypothecation on the Other Properties or (ii) within one year from the first Drawdown Date, to create and perfect the Security Interest by way of mortgage on the Immovable Properties, the Borrower shall pay to the Finance Parties, additional interest @ 0.5% per month on the Loan Amounts commencing from the expiration of three months or one year, as the case may be, until such time as the relevant Security Interest shall have been created, registered and perfected to the satisfaction of the Agent and Security Trustee , in addition to the interest payable as provided in Clause 5.1.1 set out hereinbefore.

                                                             DAVE & GIRISH & CO.
                                       14

                                    SECTION 6
                         ADDITIONAL PAYMENT OBLIGATIONS

6.1   STAMP DUTY AND OTHER TAXES

The Borrower shall (a) pay and, (b) within Seven Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document.

6.2   INDIRECT TAX

(a) All consideration expressed to be payable under a Finance Document by any Party to a Finance Party shall be deemed to be exclusive of any Indirect Tax. If any Indirect Tax is chargeable on any supply made or services rendered by any Finance Party to any Party in connection with a Finance Document, that Party shall pay to the Finance Party (in addition to and at the same time as paying the consideration) an amount equal to the amount of the Indirect Tax.

(b) Where a Finance Document requires any Party to reimburse a Finance Party for any costs or expenses, that Party shall also at the same time pay and indemnify the Finance Party against all Indirect Tax incurred by that Finance Party in respect of the costs or expenses to the extent the Finance Party reasonably determines that it is not entitled to credit or repayment in respect of the Indirect Tax.

6.3   OTHER INDEMNITIES

6.3.1 Indemnity to Finance Parties

The Borrower shall within (7) Seven Business Days of demand, indemnify each Finance Party against any cost, loss or liability incurred by that Finance Party as a result of:

(a)   the occurrence of any Event of Default;

(b) any information produced or approved by the Borrower being misleading and/or deceptive in any respect;

(c) any enquiry, investigation, subpoena (or similar order) or litigation with respect to the Borrower or with respect to the transactions contemplated or financed under this Agreement;

(d) a failure by the Borrower to pay any amount due under a Finance Document on its due date, including without limitation, any cost, loss or liability arising as a result of Clause 11.3 (Sharing among the Finance Parties);

(e) funding, or making arrangements to fund, its participation in a Loan requested by the Borrower in a Drawdown Request but not drawn down (other than by reason of default or negligence by that Finance Party alone); or

(f) The Loan (or part of the Loan) not being prepaid in accordance with a notice of prepayment given by the Borrower.

                                                             DAVE & GIRISH & CO.
                                       15

6.3.2 INDEMNITY TO THE AGENT AND SECURITY TRUSTEE

The Borrower shall promptly indemnify the Agent and Security Trustee against any cost, loss or liability incurred by the Agent and Security Trustee (acting reasonably) under intimation to the Borrower as a result of:

(a)   investigating any event which it reasonably believes is a Default; or

(b) acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised.

6.4   MITIGATION BY THE LENDERS

(a) Each Finance Party shall, in consultation with the Borrower, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 6.1 (Stamp Taxes) Clause 6.2 (Indirect Taxes) including (but not limited to) transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office.

(b) Paragraph (a) above does not in any way limit the obligations of the Borrower under the Finance Documents.

6.5   LIMITATION OF LIABILITY

(a) The Borrower shall indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 6.4 (Mitigation).

(b) A Finance Party is not obliged to take any steps under Clause 6.4 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.

6.6   COSTS, EXPENSES AND FEES

6.6.1 TRANSACTION EXPENSES

The Borrower shall, within Seven Business Days of demand, pay the Agent and Security Trustee and the Arranger the amount of all costs and expenses (including legal fees) reasonably incurred by any of them in connection with the negotiation, preparation, printing, execution and syndication of:

(a)   this Agreement and any other documents referred to in this Agreement; and

(b)   any other Finance Documents executed after the date of this Agreement.

6.6.2 AMENDMENT COSTS

If the Borrower requests an amendment, waiver or consent, the Borrower shall, within Seven Business Days of demand, reimburse the Agent and Security Trustee for the amount of all costs and expenses (including legal fees) reasonably incurred by the Agent and Security Trustee in responding to, evaluating, negotiating or complying with that request or requirement.

6.6.3 ENFORCEMENT COSTS

The Borrower shall, within (7) Seven Business Days of demand, pay to each Finance Party the amount of all costs, charges and expenses (including legal fees) incurred or to

                                                             DAVE & GIRISH & CO.
                                       16
be incurred by that Finance Party in connection with the enforcement of, or the preservation of any rights under, each Finance Document.

6.6.4 COMMITMENT FEES

The Borrower shall pay Commitment Fees calculated @ 0.25% p.a. on the undrawn amount of Facility B commencing from the end of the Availability Period A until the end of Availability Period B and shall be paid at the time of giving the Drawdown Request or on the last Business Day of the Availability Period B.

                                                             DAVE & GIRISH & CO.
                                       17

                                    SECTION 7
                    SECURITY INTEREST AND SECURITY DOCUMENTS

7.1 The Borrower hereby unconditionally and irrevocably undertakes to create and perfect Security Interest in favour of the Agent and Security Trustee in trust for and for the benefit of the Finance Parties:

(a) a first exclusive charge of hypothecation of all the Other Properties by executing and registering within a period of three months from the first Drawdown Date, a deed of hypothecation in favour of the Agent and Security Trustee in form and substance satisfactory to the Agent and Security Trustee creating thereunder a first exclusive charge by way of hypothecation on all the Other Properties;

(b) a first exclusive mortgage of all the Immovable Properties either mortgage by deposit of title deeds or registered English mortgage creating exclusive mortgage in favour of the Agent and Security Trustee within a period of one year from the first Drawdown Date, so as to secure repayment and payment of all the Loan Amounts by the Borrower to the Finance Parties.

Provided that, the Borrower shall be at liberty to create any further or other Security Interests to secure repayment and payment its Future Indebtedness, on the condition that aggregate value of the Secured Assets shall not be less than
1.33 times of the aggregate amount of the Total Indebtedness.

Provided further that, the Loan is not sought to be secured by way of mortgage by or under this Agreement and this Agreement is not an agreement to mortgage any Immovable Property.

7.2 The Agent and Security Trustee may, without being bound to do so, extend the period within which the mortgage as aforesaid is to be created by the Borrower.

                                                             DAVE & GIRISH & CO.
                                       18

                                    SECTION 8
         REPRESENTATIONS, UNDERTAKINGS, COVENANTS AND EVENTS OF DEFAULT

8.1   REPRESENTATIONS

The Borrower makes the representations and warranties set out in this Clause 8 to each Finance Party on the date of this Agreement.

8.1.1 STATUS

(a) It is a company, duly incorporated and validly existing under the laws of India.

(b) It and each of its Subsidiaries has the power to own its assets and carry on its business as it is being conducted.

8.1.2 BINDING OBLIGATIONS

(a) The Borrower declares and confirms that the Facility agreed to be granted to the Borrower shall be governed by the terms and conditions as herein contained, as well as those embodied in the relative Finance Documents.

(b) The obligations expressed to be assumed by it in each Finance Document are, subject to any general principles of law limiting its obligations which are specifically referred to in any legal opinion delivered in accordance with Clause 2.4 read with Schedule 2 (Conditions Precedent of Drawdown) legal, valid, binding and enforceable obligations.

8.1.3 NON-CONFLICT WITH OTHER OBLIGATIONS

The entry into and performance by the Borrower of, and the transactions contemplated by, the Finance Documents do not and will not conflict with:

(a)   any law or regulation applicable to it;

(b) constitutional documents of the Borrower, or any company which is the Subsidiary of the Borrower;

(c) any agreement or instrument binding upon it or any company which is a member of Sterlite Group; or

(d) does not cause any limitation on any of the powers whatsoever of the Borrower however imposed, or on the right or ability of the directors of the Borrower where the Borrower is a company to exercise such powers to be exceeded.

8.1.4 POWER AND AUTHORITY

(a) It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Finance Documents to which it is a party and the transactions contemplated by those Finance Documents;

(b) the copies, certified by the Borrower's Company Secretary, of the Certificate of Incorporation and the Memorandum and Articles of Association of the Borrower

                                                             DAVE & GIRISH & CO.
                                       19
      are true and effective and the Borrower shall not during the currency of this Agreement cause any alterations to be made in any of them which would adversely affect the financial condition of the Borrower to service a Loan, without prior notification to and written consent of the Agent and Security Trustee; and

(c) the resolutions are proposed to be passed by the Borrower in its first general meeting to be held hereafter, consenting to the Board of Directors borrowing moneys in excess of the aggregate of the paid up capital of the Borrower and its free reserves, a certified copy of the minutes of which has been delivered by the Borrower to the Agent and Security Trustee, is and, during the currency of this Agreement, shall remain adequate and effective to enable the Lenders to grant and the Borrower to receive the credit facilities aforesaid and mortgaging and charging the Properties as security for payment of the payment of the Loan Amounts.

8.1.5 NO MATERIAL ADVERSE CHANGE

The audited profit and loss account of the Borrower for the year ended 31st March, 2003 and the audited balance sheet of the Borrower as of that date give a true and fair view of the results of the operations of the Borrower for that period and the financial position of the Borrower as of that date and that there has been no material change adverse to the business, assets, conditions or operations of the Borrower since that date.

8.1.6 MORTGAGE CHARGES

Other than the Existing Security Interests created in favour of the Borrower's banks on current assets, there exists no mortgage, charge, hypothecation, pledge, lien, encumbrance or other security interest whatsoever over the whole or any part of the undertaking or assets, present or future, including uncalled capital of the Borrower.

8.1.7 VALIDITY AND ADMISSIBILITY IN EVIDENCE

All Authorisations required or desirable:

(a) to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Finance Documents to which it is a party;

(b) to make the Finance Documents to which it is a party admissible in evidence in its jurisdiction of incorporation;

(c) for it and its Subsidiaries to carry on their business, and which are material; and

      have been obtained or effected and are in full force and effect.

8.1.8 NO DEFAULT

(a) No Event of Default is continuing or might reasonably be expected to result from the making of a Loan.

(b) No other event or circumstance is outstanding which constitutes a default under any other agreement or instrument which is binding on the Borrower or any of its Subsidiaries or to which its (or its Subsidiaries') assets are subject which might have a Material Adverse Effect.

                                                             DAVE & GIRISH & CO.
                                       20

8.1.9 NO MISLEADING INFORMATION

(a) Any factual information provided by the Borrower or any of its Subsidiaries was true and accurate in all material respects as at the date it was provided or as at the date (if any) at which it is stated.

(b) Any financial information provided to the Lenders has been prepared on the basis of recent historical information and on the basis of reasonable assumptions.

8.1.10 FINANCIAL STATEMENTS

(a) Its Original Financial Statements were prepared in accordance with GAAP consistently applied save to the extent expressly disclosed in such Original Financial Statements.

(b) Its Original Financial Statements give a true and fair view and represent its financial condition and operations (consolidated in the case of the Borrower) during the relevant financial year save to the extent expressly disclosed in such Original Financial Statements.

8.1.11 PARI PASSU RANKING

     Its payment obligations under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

8.1.12 NO PROCEEDINGS PENDING OR THREATENED

No litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency which, if adversely determined, might reasonably be expected to have a Material Adverse Effect have (to the best of its knowledge and belief) been started or threatened against it or any of its Subsidiaries.

8.1.13 AUTHORISED SIGNATURES

Any person specified as its authorised signatory under Schedule 2 (Conditions precedent to Drawdown) or Clause 8.2.4 (d) is authorised to sign Drawdown Requests and other notices on its behalf.

8.1.14 AUTHORISATIONS

The Borrower has obtained and will obtain all authorizations from the relevant Governmental Agencies required for the business or activities of the Borrower including-

(a) All necessary environment and other clearances for the expansion and modernization.

(b) The necessary licenses/agreement/contracts and the regulatory approvals required for expansion and Modernization Project to be financed under this Facility.

8.1.15 WINDING UP

No action for the voluntary or compulsory winding up of the Borrower has been initiated by the Borrower or any Creditors or Shareholders.

                                                             DAVE & GIRISH & CO.
                                       21

8.1.16 REPETITION

The Repeating Representations are deemed to be made by the Borrower by reference to the facts and circumstances then existing on the date of each Drawdown Request and the first day of each Interest Period.

8.1.17 SECURITY

Each Security Document to which the Borrower is a party validly creates or will, upon execution thereof by the Borrower, create each of the encumbrances which is expressed to be created by that Security Document and evidences each of the encumbrance it is expressed to evidence.

8.1.18 GOOD TITLE TO ASSETS

The Borrower has good, valid and marketable title to, or valid leases or licences of, and all appropriate Authorisations to use, the Assets necessary to carry on its business as presently conducted.

8.1.19 LEGAL AND BENEFICIAL OWNER

The Borrower is the absolute legal owner and beneficial owner of all the Assets excluding mining leases, which it is entitled, in accordance with the terms of the respective leases and the Assets other than Current Assets are free from encumbrances.

8.1.20 INSURANCE

The Borrower has taken insurance of all its assets on the replacement value basis and shall modify the same on such terms and conditions as may be stipulated by the Agent and Security Trustee in consultation with the Lenders.

8.2    OTHER FINANCIAL STATEMENTS AND COMPLIANCE CERTIFICATES

8.2.1  OTHER FINANCIAL STATEMENTS

The Borrower shall supply to the Agent and Security Trustee in sufficient copies for all the Lenders:

(a) as soon as the same become available, but in any event within 90 (ninety) days after the end of each of its financial years its audited consolidated financial statements for that financial year;

(b) as soon as the same become available, but in any event within 60 (sixty) days after the end of each half of each of its financial years its consolidated financial statements for that financial half year.

8.2.2  COMPLIANCE CERTIFICATES

(a) The Borrower shall supply to the Agent and Security Trustee, with each set of financial statements delivered pursuant to paragraph (a) or (b) of Clause 8.1.10 (Financial statements), a Compliance Certificate setting out (in reasonable detail)

                                                             DAVE & GIRISH & CO.
                                       22
      computations as to compliance with Clause 8.3 (Financial covenants) as at the date as at which those financial statements were drawn up.

(b)   Each Compliance Certificate delivered pursuant to paragraph (a) of Clause
      8.1.10 (Financial statements) shall in addition be reported on by the Borrower's auditors in the form agreed by the Borrower and all the Lenders before the date of this Agreement.

8.2.3 REQUIREMENTS AS TO FINANCIAL STATEMENTS

(a) Each set of financial statements delivered by the Borrower pursuant to Clause 8.1.10 (Financial statements) shall be certified by a director of the Borrower as fairly representing its financial condition as at the date as at which those financial statements were drawn up.

(b) The Borrower shall provide that each set of financial statements delivered pursuant to Clause 8.1.10 (Financial statements) is prepared using GAAP.

(c) The Borrower shall provide that each set of financial statements is delivered pursuant to Clause 8.1.10 (Financial statements) and prepared using GAAP, accounting practices and financial reference periods is consistent with those applied in the preparation of the Original Financial Statements for the Borrower unless, in relation to any set of financial statements, it notifies the Agent and Security Trustee that there has been a change in GAAP, the accounting practices or reference periods and its auditors deliver to the Agent and Security Trustee:

      (i) a description of any change necessary for those financial statements to reflect the GAAP, accounting practices and reference periods upon which that Borrower's Original Financial Statements were prepared; and

      (ii) sufficient information, in form and substance as may be reasonably required by the Agent and Security Trustee, to enable the Lenders to determine whether Clause 8.3 (Financial covenants) has been complied with and make an accurate comparison between the financial position indicated in those financial statements and that Borrower's Original Financial Statements.

       Any reference in this Agreement to those financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the Original Financial Statements were prepared.]

8.2.4  INFORMATION: MISCELLANEOUS

The Borrower shall supply to the Agent and Security Trustee (in sufficient copies for all the Lenders, if the Agent and Security Trustee so requests):

(a) all documents dispatched by the Borrower to its shareholders (or any class of them) or its creditors generally at the same time as they are despatched;

(b) promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings which are current, threatened or pending against, the Borrower or any of its subsidiaries and which might, if adversely determined, have a Material Adverse Effect;

                                                             DAVE & GIRISH & CO.
                                       23

(c) promptly, such further information regarding the financial condition, business and operations of any Member of Sterlite Group as any Finance Party (through the Agent and Security Trustee) may reasonably request; and

(d) promptly, notice of any change in authorised signatories of the Borrower signed by a director or company secretary of the Borrower accompanied by specimen signatures of any new authorised signatories.

8.2.5 NOTIFICATION OF DEFAULT

(a) The Borrower shall notify the Agent and Security Trustee of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence.

(b) Promptly upon a request by the Agent and Security Trustee, the Borrower shall supply to the Agent and Security Trustee a certificate signed by one of its directors or senior officers on its behalf certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it).

8.2.6 INFORMATION UNDERTAKINGS

The undertakings in this Clause 8 shall remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

8.3   FINANCIAL COVENANTS

8.3.1 FINANCIAL CONDITIONS

The Borrower shall ensure that:

(a) The Total Debt over the Tangible Net Worth, which includes deferred taxation will not at any time be greater than 1.5X.

(b) Interest Cover Ratio is greater than or equal to 2X. (EBITDA/ Gross interest);

(c)   The minimum Asset Cover is 1.33X.

(d) DSCR is greater than or equivalent to 1.25X (PBDIT-Tax) / (Interest + Current maturities of long term debt)

(e) Minimum Networth shall be Rs. 1000 crores by 31st March 2006 onwards and Rs. 600 crores prior to 31st March, 2006.

For the purpose of this Clause 8.3.1

"ASSET COVER" means aggregate of the assets consisting of net block, investments, as increased by the capital works in progress divided by the loans secured by such assets.

"DEBT SERVICE COVER RATIO" "DSCR" means EBITDA minus tax divided by interest and current maturity of long term debts.

"EBITDA" means, in relation to any Relevant Period, the total operating profit of the Borrower for that Relevant Period before taking into account:

                                                             DAVE & GIRISH & CO.
                                       24

(a)   Interest Expense;

(b)   Tax;

(c) Any share of the profit of any associated company or undertaking, except for dividends received in cash by the Borrower; and

(d)   Extraordinary and exceptional items,

after adding back all amounts provided for depreciation and amortisation for that Relevant Period, as determined (except as needed to reflect the terms of this Clause 8.3) from the financial statements of the Borrower and Compliance Certificates delivered under Clause 8.2 (Other Financial statements) and Clause
8.2.2 (Compliance Certificates).


"INTEREST COVER" means EBITDA divided by Gross Interest.

"GROSS INTEREST" means interest expenses shown in the profit and loss account schedule and excludes any interest income.

"TOTAL DEBT" means all secured and unsecured liabilities such as loans, excess of current liabilities over current assets as disclosed in the financial statements of the Borrower prepared from time to time.

"TANGIBLE NET WORTH" means net worth of the Borrower excluding deferred revenue expenditure and goodwill but including deferred taxation.

8.4   OTHER COVENANTS

8.4.1 AFFIRMATIVE COVENANTS

The Borrower covenants that -

(a) The majority stake of not less than 51% of the paid up equity share capital or voting share capital whichever is higher shall remain with the Sterlite Group.

(b) Any loans by the Borrower to any member of Sterlite Group shall be undertaken with the prior consent of the Lenders.

(c) Independent certified engineer appointed by the Lenders shall certify the Project completion activities for the entire expansion and monitor and report progress on a six monthly basis. Project milestones as well as project completion date as certified by the independent certified engineer from time to time will be adhered to.

(d) All subsequent financing shall be pari-passu or subordinated with the terms and conditions and repayment schedule under this agreement. Such covenant shall not have any cure period and shall be considered an accelerated Event of Default.

(e) Assignment of the performance/completion guarantees for the project components other than the captive power plant, shall be made in favour of the Agent and Security Trustee in the event of the occurrence of any Event of Default under this Agreement.

                                                             DAVE & GIRISH & CO.
                                       25

(f) No dividend shall be paid by the Borrower where any of the terms of lending or conditions defined in this Agreement is in default. Such events shall include cross default, payment default, other breaches of facility agreement, misrepresentation, insolvency (and insolvency proceedings), cessation or material change of business, attachment or execution, changes in the constitution of the Borrower and Material and Adverse Effect in the Financial condition or operation of the Borrower.

8.4.2 AUTHORISATIONS

The Borrower shall promptly:

(a) obtain, comply with and do all that is necessary to maintain in full force and effect; and

(b) supply certified copies to the Agent and Security Trustee of, any Authorisation required to enable it to perform its obligations under the Finance Documents and to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of any Finance Document.

8.4.3 COMPLIANCE WITH LAWS

The Borrower shall comply in all respects with all laws to which it may be subject, if failure so to comply would materially impair its ability to perform its obligations under the Finance Documents.

8.4.4 INSURANCE

(a) The Borrower shall obtain and maintain insurances on all its Assets on replacement value basis or on such other basis and against fire, earthquake, riots, civil commotion and such other risks as may be reasonably prescribed by the Agent and Security Trustee from time to time in consultation with the Lenders. The insurance policies in this regard shall be either assigned to the Agent and Security Trustee in trust for and for the benefit of the Finance Parties or the Agent and Security Trustee and the Finance Parties may be notified therein as loss payees with a suitable mortgage and hypothecation clause as may be required by the Agent and Security Trustee.

(b) The insurance policies shall, if so required by the Agent and Security Trustee be deposited with the Agent and Security Trustee and may be made available by the Agent and Security Trustee for inspection by the Borrower or for lodgement of any claim by the Borrower.

(c) The Borrower may however, take within a period of 6 months from the date hereof insurance against such risk and on such of the assets as may not have been taken out by the Borrower on the date hereof.

                                                             DAVE & GIRISH & CO.
                                       26

8.5   NEGATIVE COVENANTS

8.5.1 MAINTENANCE OF SECURITY COVER

The Borrower shall not borrow and / or create or permit to subsist any Security Interest over any of the Secured Assets if as a result of such borrowing or creation of Security Interest, the Borrower is not in a position to continue the security cover of 1.33 times of the aggregate value of the Secured Assets over the Total Indebtedness including the Future Indebtedness proposed to be incurred by the Borrower.

8.5.2 DISPOSALS

(a) The Borrower shall not and shall ensure that none of its Subsidiaries shall enter into any transaction or a series of transaction (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose off any of the assets of the value of which exceeds Rs. 10 crores (Rupees ten crores) in a single transaction.

(b) Paragraph (a) above does not apply to any sale, lease, transfer or other disposal:

      (i)   made in the ordinary course of trading of the disposing entity;

      (ii) of assets in exchange for other assets comparable or superior as to type, value and quality and for a similar purpose; or

      (iii) where the higher of the market value or consideration receivable (when aggregated with the higher of the market value or consideration receivable for any other sale, lease, transfer or other disposal, other than any permitted under paragraphs (i) to
            (ii) above) does not exceed Rs.10 crores (Rupees ten crores) (or its equivalent in another currency or currencies) in any financial year.

8.5.3 MERGER

Without the approval of the Agent and Security Trustee the Borrower shall not and shall also ensure that no Subsidiary of the Borrower, enters into any amalgamation, demerger, merger or corporate reconstruction.

8.5.4 CHANGE OF BUSINESS

The Borrower shall procure that no substantial change is made to the general nature of the business of the Borrower or the Sterlite Group from that carried on at the date of this Agreement without prior written approval of all the Lenders.

8.6   GENERAL UNDERTAKINGS

The covenants and undertakings in this Clause 8 shall remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

8.7   COVENANT TESTING

All covenants and terms and conditions unless otherwise specified, will be tested annually on audited statement of accounts.

                                                             DAVE & GIRISH & CO.
                                       27

                                   SECTION 9
                                EVENTS OF DEFAULT

Each of the events or circumstances set out in Clause 9 below is an Event of Default.

9.1  NON-PAYMENT

The Borrower does not pay on the due date any amount payable pursuant to a Finance Document at the place at and in the currency in which it is expressed to be payable unless:

(a)  its failure to pay is caused by administrative or technical error; and

(b)  payment is made within 3 (three) Business Days of its due date.

9.2  BREACH OF COVENANTS/UNDERTAKINGS

     (i) Any of the requirements set out in Clause 8.2 (Financial Statements and Compliance certificates) is not complied with or the Borrower fails to carry out its obligations, as provided therein;

     (ii) The Borrower fails to satisfy and/or comply with any of the Financial Covenants set out in Clause 8.3 (Financial Covenants) is not satisfied;

     (iii) Any of the covenants set out in Clause 8.4 (Other Covenants) is not satisfied, carried out or complied with as provided therein; or

     (iv) There is a breach of any of the Negative Covenants set out in Clause 8.5 (Negative Covenants).

     (v) If the Borrower fails to create a first exclusive charge of hypothecation of all the Other Properties as provided in Clause 7.1
           (a) or fails to create a first exclusive mortgage of all the Immovable Properties as provided in Clause 7.1 within the time therein specified notwithstanding the Borrower's liability to pay Additional Interest as provided in Clause 5.2.3.

     (vi) The Borrower fails to take or maintain insurance of its Properties as provided in Clause 8.4.4 set out hereinbefore.

9.3  OTHER OBLIGATIONS

The Borrower does not comply with any provision of the Finance Documents (other than those referred to in Clause 9.1 (Non-payment) [and Clause 8.3 (Financial covenants)]).

Provided that no Event of Default under paragraph (a) above in relation to Clause 9 will occur if the failure to comply is capable of remedy and is remedied within:

     (i)  in relation to Clause 9.1 (Non-payment) 7 Business Days; or

     (ii) in relation to any other Event of Default three months,

     of the Agent and Security Trustee giving notice to the Borrower or the Borrower becoming aware of the failure to comply.

9.4  MISREPRESENTATION

Any representation or statement made or deemed to be made by the Borrower in Clause 8.1 or in any other Finance Document or any other document delivered by or on behalf of

                                                             DAVE & GIRISH & CO.
                                       28
the Borrower under or in connection with any Finance Document is or proves to have been incorrect or misleading in any material respect when made or deemed to be made.

9.5  CROSS DEFAULT

(a) Any Financial Indebtedness of the Borrower or any of its Subsidiaries is not paid when due nor within any originally applicable grace period.

(b) Any Financial Indebtedness of the Borrower or any of its subsidiaries is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described).

(c) Any commitment for any Financial Indebtedness of the Borrower or any of its Subsidiaries is cancelled or suspended by a creditor of as a result of an event of default (however described).

(d) Any creditor of the Borrower or any of its Subsidiaries becomes entitled to declare any Financial Indebtedness of the Borrower or any of its Subsidiaries due and payable prior to its specified maturity as a result of an Event of Default (however described).

(e) No Event of Default will occur under this Clause 9 if the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within paragraphs (a) to (d) above is less than Rs.50 Crores (or its equivalent in any other currency or currencies).

9.6  INSOLVENCY

(a) The Borrower or its Subsidiaries is or is presumed or deemed to be unable or admits inability to pay its debts as they fall due, suspends making payments on any of its debts or, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness.

(b) The value of the assets of the Borrower or its Subsidiaries is less than its liabilities (taking into account contingent and prospective liabilities).

(c) A moratorium is declared in respect of any indebtedness of the Borrower or its Subsidiaries.

9.7  INSOLVENCY PROCEEDINGS

Any corporate action, legal proceedings or other procedure or step is taken in relation to:

(a) the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration, provisional supervision or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of the Borrower or its Subsidiaries other than a solvent liquidation or reorganisation of the Borrower or its Subsidiaries which is not the Borrower;

(b) a composition, assignment or arrangement with any creditor of the Borrower or its Subsidiaries;

(c) the appointment of a liquidator (other than in respect of a solvent liquidation of the Borrower or its Subsidiaries, receiver, administrator,

                                                             DAVE & GIRISH & CO.
                                       29
      administrative receiver, compulsory manager, provisional supervisor or other similar officer in respect of any the Borrower or its Subsidiaries or any of its assets; or

(d) enforcement of any Security Interest over any assets of the Borrower or its Subsidiaries,

      or any analogous procedure or step is taken in any jurisdiction.

9.8   CREDITORS' PROCESS

Any expropriation, attachment, sequestration, distress or execution affects any asset or assets of the Borrower or its Subsidiaries having an aggregate value of Rupees one crore and is not discharged within 30 (thirty) days.

9.9   OWNERSHIP OF THE BORROWER

The Borrower is not or ceases to be an Affiliate of the Sterlite Group.

9.10  UNLAWFULNESS

It is or becomes unlawful for the Borrower to perform any of its obligations under the Finance Documents.

9.11  REPUDIATION

The Borrower repudiates a Finance Document or evidences an intention to repudiate a Finance Document.

9.12. MATERIAL ADVERSE CHANGE

Any event or circumstance occurs which in the opinion of the Majority Lenders might have a Material Adverse Effect.

9.13  ACCELERATION

On and at any time after the occurrence of an Event of Default [which is continuing] the Agent and Security Trustee shall if so directed by the Majority Lenders, by notice to the Borrower:

(a) cancel the Total Commitments whereupon they shall immediately be cancelled;

(b) declare that all or part of the Loan, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon they shall become immediately due and payable; and/or

(c) declare that all or part of the Loan be payable on demand, whereupon they shall immediately become payable on demand by the Agent and Security Trustee on the instructions of the Majority Lenders.

                                                             DAVE & GIRISH & CO.
                                       30

                                   SECTION 10
                               CHANGES TO PARTIES

10.  CHANGES TO THE LENDERS

10.1 ASSIGNMENTS AND TRANSFERS BY THE LENDERS

     Subject to this Clause 10, a Lender (the "EXISTING LENDER") may:

(a)  assign any of its rights; or

(b)  transfer by novation any of its rights and obligations,

     to another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (the "NEW LENDER").

10.1.1 CONDITIONS OF ASSIGNMENT OR TRANSFER

(a) The consent of the Borrower is required for a transfer by a Lender of any of its obligations under the Finance Documents in respect of its Commitment unless the transfer is to another Lender or an Affiliate of a Lender.

(b) The consent of the Borrower to a transfer must not be unreasonably withheld or delayed. The Borrower will be deemed to have given its consent seven Business Days after the Lender has requested it unless consent is expressly refused by the Borrower within that time.

(c) Transfer will only be effective on receipt by the Agent and Security Trustee of written confirmation from the New Lender (in form and substance satisfactory to the Agent and Security Trustee) that the New Lender will assume the same obligations to the other Finance Parties as it would have been under if it was an Original Lender.

(d) A transfer will only be effective if the procedure set out in Clause 10.1.3 (Procedure for transfer) is complied with.

(e)  If:

     (i) A Lender assigns or transfers any of its rights or obligations under the Finance Documents or changes its Facility Office; and

     (ii) as a result of circumstances existing at the date the assignment, transfer or change occurs, the Borrower would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under those Clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the assignment, transfer or change had not occurred.

10.1.2 LIMITATION OF RESPONSIBILITY OF EXISTING LENDERS

(a) Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for:

                                                             DAVE & GIRISH & CO.
                                       31

     (i) the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other documents;

     (ii)  the financial condition of the Borrower;

     (iii) the performance and observance by the Borrower of its obligations under the Finance Documents or any other documents; or

     (iv) the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document,

     and any representations or warranties implied by law are excluded.

(b) Each New Lender confirms to the Existing Lender and the other Finance Parties that it:

     (i) has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of the Borrower and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender in connection with any Finance Document; and

     (ii) will continue to make its own independent appraisal of the creditworthiness of the Borrower and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force.

(c)  Nothing in any Finance Document obliges an Existing Lender to:

     (i) accept a re-transfer from a New Lender of any of the rights and obligations assigned or transferred under this Clause 10.1.2; or

     (ii) support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by the Borrower of its obligations under the Finance Documents or otherwise.

10.1.3 PROCEDURE FOR TRANSFER

(a) Subject to the conditions set out in Clause 10.1.1 (Conditions of assignment or transfer) a transfer is effected in accordance with paragraph
     (b) below when the Agent and Security Trustee executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender and the New Lender. The Agent and Security Trustee shall, as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Certificate.

(b)  On the Transfer Date:

     (i) to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under the Finance Documents the Borrower and the Existing Lender shall be released from further obligations towards one another under the Finance Documents and their respective rights against one another shall be cancelled (being the "DISCHARGED RIGHTS AND OBLIGATIONS");

                                                             DAVE & GIRISH & CO.
                                       32

     (ii) the Borrower and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as the Borrower and the New Lender have assumed and/or acquired the same in place of the Borrower and the Existing Lender;

     (iii) the Agent and Security Trustee, the Arranger, the New Lender and other Lenders shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Agent and Security Trustee, the Arranger and the Existing Lender shall each be released from further obligations to each other under this Agreement; and

     (iv)  the New Lender shall become a Party as a "Lender".


10.1.4 DISCLOSURE OF INFORMATION

Any Lender may disclose to any of its Affiliates and any other person:

(a) to (or through) whom that Lender assigns or transfers (or may potentially assign or transfer) all or any of its rights and obligations under this Agreement;

(b) with (or through) whom that Lender enters into (or may potentially enter into) any sub-participation in relation to, or any other transaction under which payments are to be made by reference to, this Agreement or the Borrower; or

(c) to whom, and to the extent that, information is required to be disclosed by any applicable law or regulation,

     any information about the Borrower, the Sterlite Group and the Finance Documents as that Lender shall consider appropriate [if, in relation to paragraphs (a) and (b) above, the person to whom the information is to be given has entered into a confidentiality undertaking.]

10.1.5 DISCLOSURE OF DEFAULT

Provided that, the Borrower hereby unconditionally and irrevocably gives its consent to and authorises and acknowledges that each of the Finance Parties has unqualified right to disclose all or any data relating to the Borrower, the Facility, obligations assumed/to be assumed by the Borrower in relation thereto and default if any committed by the Borrower in discharge thereof, as a Finance Party deems appropriate and necessary to disclose and furnish to the Reserve Bank of India ("RBI"), Credit Information Bureau (India) Limited ("CIBIL"), any other bank, financial institution or non-banking finance company, and to any other agency so authorised in this behalf by the RBI, and to publish the name of the Borrower and its directors in a newspaper or other media or in private correspondence as may be considered appropriate by the Finance Party and that the RBI, CIBIL, banks, financial institutions, CIBIL or any other agency as aforesaid may use, process such information and data disclosed by the Finance Parties in the manner as deemed fit by any of them and any of them may furnish for consideration, the processed

                                                             DAVE & GIRISH & CO.
                                       33
information and data or products thereof prepared by them, to any banks or financial institutions and other credit grantors or registered users.

                                                             DAVE & GIRISH & CO.
                                       34

                                   SECTION 11
                               THE FINANCE PARTIES

11.     ROLE OF THE AGENT AND SECURITY TRUSTEE AND THE ARRANGER

11.1.1  APPOINTMENT OF THE AGENT AND SECURITY TRUSTEE

(a) Each of the other Finance Parties appoints the Agent and Security Trustee to act as its agent under and in connection with the Finance Documents.

(b) Each of the other Finance Parties authorises the Agent and Security Trustee to exercise the rights, powers, authorities and discretions specifically given to the Agent and Security Trustee under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions.

11.1.2  DUTIES OF THE AGENT AND SECURITY TRUSTEE

(a) The Agent and Security Trustee shall promptly forward to a Party the original or a copy of any document, which is delivered to the Agent and Security Trustee for that Party by any other Party.

(b) Except where a Finance Document specifically provides otherwise, the Agent and Security Trustee is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(c) If the Agent and Security Trustee receives notice from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the Finance Parties.

(d) If the Agent and Security Trustee is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than the Agent and Security Trustee or the Arranger) under this Agreement it shall promptly notify the other Finance Parties.

(e) The Agent and Security Trustee's duties under the Finance Documents are solely mechanical and administrative in nature. The Agent and Security Trustee shall have no other duties save as expressly provided for in the Finance Documents.

11.1.3  ROLE OF THE ARRANGER

        Except as specifically provided in the Finance Documents, the Arranger has no obligations of any kind to any other Party under or in connection with any Finance Document.

11.1.4  NO FIDUCIARY DUTIES

(a) Nothing in this Agreement constitutes the Agent and Security Trustee or the Arranger as a trustee or fiduciary of any other person.

(b) Neither the Agent and Security Trustee nor the Arranger shall be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account.

                                                             DAVE & GIRISH & CO.

11.1.5  BUSINESS WITH THE STERLITE GROUP

        The Agent and Security Trustee and the Arranger may accept deposits from, lend money to and generally engage in any kind of banking or other business with any Member of Sterlite Group.

11.1.6  RIGHTS AND DISCRETIONS OF THE AGENT AND SECURITY TRUSTEE

(a)     The Agent and Security Trustee may rely on:

        (i) any representation, notice or document believed by it to be genuine, correct and appropriately authorised and shall have no duty to verify any signature on any document; and

        (ii) any statement purportedly made by a director, authorised person or employee of the Borrower regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify.

(b) The Agent and Security Trustee may assume (unless it has received notice to the contrary in its capacity as agent for the Lenders) that:

        (i) no Default has occurred (unless it has actual knowledge of a Default arising) under Clause 9.1 (Non-payment));

        (ii) any right, power, authority or discretion vested in any Party or the Majority Lenders has not been exercised; and

        (iii) any notice or request made (other than a Drawdown Request) is made on behalf of and with the consent and knowledge of the Borrower.

(c) The Agent and Security Trustee may engage, pay for and rely on the advice or services of any lawyers, accountants, surveyors or other experts under intimation to the Borrower.

(d) The Agent and Security Trustee may act in relation to the Finance Documents through its personnel and agents.

(e) The Agent and Security Trustee may disclose to any other Party any information it reasonably believes it has received as agent under this Agreement.

(f) Notwithstanding any other provision of any Finance Document to the contrary, neither the Agent and Security Trustee nor the Arranger is obliged to do or omit to do anything if it would or might in its reasonable opinion constitute a breach of any law or a breach of a fiduciary duty or duty of confidentiality.

11.1.7  MAJORITY LENDERS' INSTRUCTIONS

(a) Unless a contrary indication appears in a Finance Document, the Agent and Security Trustee shall (i) exercise any right, power, authority or discretion vested in it as Agent and Security Trustee in accordance with any instructions given to it by the Majority Lenders (or, if so instructed by the Majority Lenders, refrain from exercising any right, power, authority or discretion vested in it as Agent and Security Trustee) and (ii) not be liable for any act (or omission) if it acts (or refrains from taking any action) in accordance with an instruction of the Majority Lenders.

                                                             DAVE & GIRISH & CO.

(b) Unless a contrary indication appears in a Finance Document, any instructions given by the Majority Lenders will be binding on all the Finance Parties.

(c) The Agent and Security Trustee may refrain from acting in accordance with the instructions of the Majority Lenders (or, if appropriate, the Lenders) or under paragraph (d) below until it has received such security as it may require for any cost, loss or liability (together with any associated Indirect Tax) which it may incur in complying with the instructions.

(d) In the absence of instructions from the Majority Lenders, (or, if appropriate, the Lenders) the Agent and Security Trustee may act (or refrain from taking action) as it considers to be in the best interest of the Lenders.

(e) The Agent and Security Trustee is not authorised to act on behalf of a Lender (without first obtaining that Lender's consent) in any legal or arbitration proceedings relating to any Finance Document.

11.1.8  RESPONSIBILITY FOR DOCUMENTATION

Neither the Agent and Security Trustee nor the Arranger:

(a) is responsible for the adequacy, accuracy and/or completeness of any information (whether oral or written) supplied by the Agent and Security Trustee, the Arranger, the Borrower or any other person given in or in connection with any Finance Document; or

(b) is responsible for the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of or in connection with any Finance Document.

(c) is responsible for the validity, effectiveness, adequacy and completeness of the representations and warranties made by the Borrower and Sterlite.

11.1.9  EXCLUSION OF LIABILITY

(a) Without limiting paragraph (b) below, the Agent and Security Trustee will not be liable for any action taken by it or omitting to take action under or in connection with any Finance Document, unless directly caused by its gross negligence or wilful misconduct.

(b) No Party (other than the Agent and Security Trustee) may take any proceedings against any officer, employee or agent of the Agent and Security Trustee in respect of any claim it might have against the Agent and Security Trustee or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document and any officer, employee or agent of the Agent and Security Trustee may rely on this Clause.

(c) The Agent and Security Trustee will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Agent and Security Trustee if the Agent and Security Trustee has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Agent and Security Trustee for that purpose.

                                                             DAVE & GIRISH & CO.

11.1.10 LENDERS' INDEMNITY TO THE AGENT AND SECURITY TRUSTEE

Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Agent and Security Trustee, within three Business Days of demand, against any cost, loss or liability incurred by the Agent and Security Trustee (otherwise than by reason of the Agent and Security Trustee's gross negligence or wilful misconduct) in acting as Agent and Security Trustee under the Finance Documents (unless the Agent and Security Trustee has been reimbursed by the Borrower pursuant to a Finance Document).

11.1.11 RESIGNATION OF THE AGENT AND SECURITY TRUSTEE

(a) The Agent and Security Trustee may resign and appoint one of its Affiliates acting through an office in Mumbai as successor by giving notice to the other Finance Parties and the Borrower.

(b) Alternatively the Agent and Security Trustee may resign by giving notice to the other Finance Parties and the Borrower, in which case the Majority Lenders (after consultation with the Borrower) may appoint a successor Agent and Security Trustee.

(c) If the Majority Lenders have not appointed a successor Agent and Security Trustee in accordance with paragraph (b) above within 30 days after notice of resignation was given, the Agent and Security Trustee (after consultation with the Borrower) may appoint a successor Agent and Security Trustee [(acting through an office in Mumbai.

(d) The retiring Agent and Security Trustee shall make available to the successor Agent and Security Trustee such documents and records and provide such assistance as the successor Agent and Security Trustee may reasonably request for the purposes of performing its functions as Agent and Security Trustee under the Finance Documents.

(e) The Agent and Security Trustee's resignation notice shall only take effect upon the appointment of a successor.

(f) Upon the appointment of a successor, the retiring Agent and Security Trustee shall be discharged from any further obligation in respect of the Finance Documents but shall remain entitled to the benefit of this Clause 11.1.11. Its successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(g) After consultation with the Borrower, the Majority Lenders may, by notice to the Agent and Security Trustee, require it to resign in accordance with paragraph (b) above. In this event, the Agent and Security Trustee shall resign in accordance with paragraph (b) above.

11.1.12 CONFIDENTIALITY

(a) In acting as agent for the Finance Parties, the Agent and Security Trustee shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

                                                             DAVE & GIRISH & CO.

(b) If information is received by another division or department of the Agent and Security Trustee, it may be treated as confidential to that division or department and the Agent and Security Trustee shall not be deemed to have notice of it.

11.1.13 RELATIONSHIP WITH THE LENDERS

The Agent and Security Trustee may treat each Lender as a Lender, entitled to payments under this Agreement and acting through its Facility Office unless it has received not less than five Business Days prior notice from that Lender to the contrary in accordance with the terms of this Agreement.

11.1.14 CREDIT APPRAISAL BY THE LENDERS

Without affecting the responsibility of the Borrower for information supplied by it or on its behalf in connection with any Finance Document, each Lender confirms to the Agent and Security Trustee and the Arranger that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to:

(a)     the financial condition, status and nature of each Member of Sterlite
        Group;

(b) the legality, validity, effectiveness, adequacy or enforceability of any Finance Document and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

(c) whether that Lender has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and

(d) the adequacy, accuracy and/or completeness of the information provided by the Agent and Security Trustee, any Party or by any other person under or in connection with any Finance Document, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document.

11.1.15 DEDUCTION FROM AMOUNTS PAYABLE BY THE AGENT AND SECURITY TRUSTEE

If any Party owes an amount to the Agent and Security Trustee under the Finance Documents the Agent and Security Trustee may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the Agent and Security Trustee would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted.

11.1.16 AGENT'S MANAGEMENT TIME

Any amount payable to the Agent and Security Trustee under Clause 6.6 (Costs and expenses) and Clause 11.1.10 (Lenders' indemnity to the Agent and Security Trustee)

                                                             DAVE & GIRISH & CO.
                                       39
shall include the cost of utilising the Agent and Security Trustee's management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Agent and Security Trustee may notify to the Borrower and the Lenders.

11.2    CONDUCT OF BUSINESS BY THE FINANCE PARTIES

No provision of this Agreement will:

(a) interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;

(b) oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or

(c) oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.

11.3    SHARING AMONG THE FINANCE PARTIES

11.3.1  PAYMENTS TO FINANCE PARTIES

If a Finance Party (a "RECOVERING FINANCE PARTY") receives or recovers any amount from the Borrower other than in accordance with Clause 12.1 (Payment Mechanics) and applies that amount to a payment due under the Finance Documents then:

(a) the Recovering Finance Party shall, within three Business Days, notify details of the receipt or recovery, to the Agent and Security Trustee;

(b) the Agent and Security Trustee shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Agent and Security Trustee and distributed in accordance with Clause 12.1 (Payment mechanics), without taking account of any Tax which would be imposed on the Agent and Security Trustee in relation to the receipt, recovery or distribution; and

(c) the Recovering Finance Party shall, within three Business Days of demand by the Agent and Security Trustee, pay to the Agent and Security Trustee an amount (the "SHARING PAYMENT") equal to such receipt or recovery less any amount which the Agent and Security Trustee determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with Clause 12.1.5 (Partial payments).

11.3.2  REDISTRIBUTION OF PAYMENTS

The Agent and Security Trustee shall treat the Sharing Payment as if it had been paid by the Borrower and distribute it between the Finance Parties (other than the Recovering Finance Party) in accordance with Clause 12.1.5 (Partial payments).

11.3.3  RECOVERING FINANCE PARTY'S RIGHTS

(a) On a distribution by the Agent and Security Trustee under Clause 11.3.2 (Redistribution of payments), the Recovering Finance Party will be subrogated to the rights of the Finance Parties which have shared in the redistribution.

                                                             DAVE & GIRISH & CO.

(b) If and to the extent that the Recovering Finance Party is not able to rely on its rights under paragraph (a) above, the Borrower shall be liable to the Recovering Finance Party for a debt equal to the Sharing Payment which is immediately due and payable

11.3.4  REVERSAL OF REDISTRIBUTION

If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then:

(a) each Finance Party which has received a share of the relevant Sharing Payment pursuant to Clause 11.3.2 (Redistribution of payments) shall, upon request of the Agent and Security Trustee, pay to the Agent and Security Trustee for account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay); and

(b that Recovering Finance Party's rights of subrogation in respect of any reimbursement shall be cancelled and the Borrower will be liable to the reimbursing Finance Party for the amount so reimbursed

11.3.5  EXCEPTIONS

(a) This Clause 11.3.5 shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause, have a valid and enforceable claim against the Borrower

(b) A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:

        (i) it notified that other Finance Party of the legal or arbitration proceedings; and

        (ii) that other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

11.3.6  CHANGE OF FACILITY OFFICE

A Finance Party shall be entitled to change its Lending Office or any other office, through which it will be carrying out the purpose of this Agreement and shall upon such change of office advise the Borrower and other parties about the change of the office.

                                                             DAVE & GIRISH & CO.

                                   SECTION 12
                                 ADMINISTRATION

12.1    PAYMENT MECHANICS

12.1.1  PAYMENTS TO THE AGENT AND SECURITY TRUSTEE

(a) On each date on which the Borrower or a Lender is required to make a payment under a Finance Document, the Borrower or Lender shall make the same available to the Agent and Security Trustee (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Agent and Security Trustee as being customary at the time for settlement of transactions in the relevant currency in the place of payment.

(b) Payment shall be made to such account in the City of Mumbai with such bank as the Agent and Security Trustee specifies.

12.1.2  DISTRIBUTIONS BY THE AGENT AND SECURITY TRUSTEE

Each payment received by the Agent and Security Trustee under the Finance Documents for another Party shall, subject to Clause 12.1.3 (Distributions to the Borrower) and Clause 12.1.4 (Clawback) be made available by the Agent and Security Trustee as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the Agent and Security Trustee by not less than five Business Days' notice with a bank in the city of Mumbai.

12.1.3  DISTRIBUTIONS TO THE BORROWER

The Agent and Security Trustee may (with the consent of the Borrower or in accordance with Clause 12.2 (Set-off)) apply any amount received by it for the Borrower in or towards payment (on the date and in the currency and funds of receipt) of any amount due from the Borrower under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.

12.1.4  CLAWBACK

(a) Where a sum is to be paid to the Agent and Security Trustee under the Finance Documents for another Party, the Agent and Security Trustee is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.

(b) If the Agent and Security Trustee pays an amount to another Party and it proves to be the case that the Agent and Security Trustee had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Agent and Security Trustee shall on demand refund the same to the Agent and Security Trustee together with interest on that amount from the date of payment to the date of receipt by the Agent and Security Trustee, calculated by the Agent and Security Trustee to reflect its cost of funds.

12.1.5  PARTIAL PAYMENTS

(a) If the Agent and Security Trustee receives a payment that is insufficient to discharge all the amounts then due and payable by the Borrower under the Finance

                                                             DAVE & GIRISH & CO.

        Documents, the Agent and Security Trustee shall apply that payment towards the obligations of the Borrower under the Finance Documents in the following order:

        (i) FIRST, in or towards payment pro rata of any unpaid fees of the Agent and Security Trustee under the Finance Documents;

        (ii) SECONDLY, in or towards payment pro rata of any accrued interest, fee (other than as provided in (i) above) or commission due but unpaid under this Agreement;

        (iii) THIRDLY, in or towards payment pro rata of any principal due but unpaid under this Agreement; and

        (iv) FOURTHLY, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents.

(b) The Agent and Security Trustee shall, if so directed by the Majority Lenders, vary the order set out in paragraphs (a)(ii) to (iv) above.

(c) Paragraphs (a) and (b) above will override any appropriation made by the Borrower.

12.1.6  NO SET-OFF BY THE BORROWER

All payments to be made by the Borrower under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counter claim.

12.1.7  BUSINESS DAYS

(a) Any payment which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is none).

(b) During any extension of the due date for payment of any principal or Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.

12.2    SET-OFF

A Finance Party may under notification to the Agent and Security Trustee set off any matured obligation due from the Borrower under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to the Borrower, regardless of the place of payment, booking.

12.3    NOTICES

12.3.1  COMMUNICATIONS IN WRITING

Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by fax, letter or telex.

12.3.2  ADDRESSES

The address, fax number and telex number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication

                                                             DAVE & GIRISH & CO.

or document to be made or delivered under or in connection with the Finance Documents is:

(a)     in the case of the Borrower, that identified with its name below;

(b) in the case of each Lender, that notified in writing to the Agent and Security Trustee on or prior to the date on which it becomes a Party; and

(c) in the case of the Agent and Security Trustee, that identified with its name below,

        or any substitute address, fax number, telex number or department or officer as the Party may notify to the Agent and Security Trustee (or the Agent and Security Trustee may notify to the other Parties, if a change is made by the Agent and Security Trustee) by not less than five Business Days' notice.

12.3.3  DELIVERY

(a) Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective:

        (i)     if by way of fax, when received in legible form; or

        (ii) if by way of letter, when it has been left at the relevant address or [five] Business Days after being deposited in the post, postage prepaid in an envelope addressed to it at that address; or

        (iii) if by way of telex, when despatched, but only if, at the time of transmission, the correct answerback appears at the start and at the end of the sender's copy of the notice;

        and, if a particular department or officer is specified as part of its address details provided under Clause 12.3.2 (Addresses), if addressed to that department or officer.

(b) Any communication or document to be made or delivered to the Agent and Security Trustee will be effective only when actually received by the Agent and Security Trustee and then only if it is expressly marked for the attention of the department or officer identified with the Agent and Security Trustee's signature below (or any substitute department or officer as the Agent and Security Trustee shall specify for this purpose).

(c) All notices from or to the Borrower shall be sent through the Agent and Security Trustee.

(d) Any communication or document made or delivered to the Borrower in accordance with this Clause will be deemed to have been made or delivered to the Borrower

(e)     Electronic communication

(f) Any communication to be made between the Agent and Security Trustee and a Lender under or in connection with the Finance Documents may be made by electronic mail or other electronic means, if the Agent and Security Trustee and the relevant Lender:

                                                             DAVE & GIRISH & CO.

        (i) agree that, unless and until notified to the contrary, this is to be an accepted form of communication;

        (ii) notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

        (iii) notify each other of any change to their address or any other such information supplied by them.

(g) Any electronic communication made between the Agent and Security Trustee and a Lender will be effective only when actually received in readable form and in the case of any electronic communication made by a Lender to the Agent and Security Trustee only if it is addressed in such a manner as the Agent and Security Trustee shall specify for this purpose.

12.3.4  ENGLISH LANGUAGE

(a) Any notice given under or in connection with any Finance Document must be in English.

(b) All other documents provided under or in connection with any Finance Document must be:

        (i)     in English; or

        (ii) if not in English, and if so required by the Agent and Security Trustee, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

12.4    CALCULATIONS AND CERTIFICATES

12.4.1  ACCOUNTS

In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.

12.4.2  CERTIFICATES AND DETERMINATIONS

Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

12.4.3  DAY COUNT CONVENTION

Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 365 days or, in any case where the practice in the Relevant Interbank Market differs, in accordance with that market practice.

12.4.4  PARTIAL INVALIDITY

If, at any time, any provision of the Finance Documents is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

                                                             DAVE & GIRISH & CO.

12.4.5  REMEDIES AND WAIVERS

No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under the Finance Documents shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

12.5    AMENDMENTS AND WAIVERS

12.5.1  REQUIRED CONSENTS

(a) Subject to Clause 12.5.2 (Exceptions) any term of the Finance Documents may be amended or waived only with the written consent of the Majority Lenders and the Borrower and any such amendment or waiver will be binding on all Parties.

(b) The Agent and Security Trustee may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause.

12.5.2  EXCEPTIONS

(a) An amendment or waiver that has the effect of changing or which relates to:

        (i)    the definition of "Majority Lenders" in Clause 1.1 (Definitions);

        (ii) an extension to the date of payment of any amount under the Finance Documents;

        (iii)  an increase in or an extension of any Commitment;

        (iv) any provision which expressly requires the consent of all the Lenders; or

        (v) Clause 2.2 (Finance Parties rights and obligations), Clause 10 (Changes to the Lenders) or this Clause 12.5.2 shall not be made without the prior written consent of all the Lenders.

(b) An amendment or waiver which relates to the rights or obligations of the Agent and Security Trustee or the Arranger may not be effected without the consent of the Agent and Security Trustee or the Arranger.

12.6    COUNTERPARTS

Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

12.7    JURISDICTION

This Agreement shall be governed by and construed in accordance with the laws of India. This Agreement has been signed by all the parties in Mumbai and the Facility is to be disbursed in Mumbai and payment of all amounts for repayment of the Loan, payment of interest, fees, costs, charged and expenses and all other amounts are also to be made in Mumbai. The Debt Recovery Tribunal in Mumbai shall therefore have exclusive jurisdiction for any claim of the Lenders on the Borrower.

                                                             DAVE & GIRISH & CO.

                                  SCHEDULE - 1

                        THE ORIGINAL PARTIES COMMITMENTS

                            AND REPAYMENT INSTALMENTS

                                     PART I
                                  THE BORROWER


NAME OF THE BORROWER

BHARAT ALUMINIUM COMPANY LIMITED

                                    PART II A
                                  COMMITMENT A

                                                           COMMITMENT
                                                           AMOUNT (RS. IN
SR.NO.   NAME OF ORIGINAL LENDER                           CRORES)
------   -----------------------------------------------   --------------
  1)     ABN AMRO Bank N.V.                                         22.75
  2)     Corporation Bank                                           32.50
  3)     Housing Development Finance Corporation Limited            32.50
  4)     Oriental Bank of Commerce                                  65.00
  5)     State Bank of Bikaner & Jaipur                             32.50
  6)     State Bank of Hyderabad                                    32.50
  7)     State Bank of Indore                                       32.50
  8)     State Bank of Mysore                                       32.50
  9)     State Bank of Patiala                                      32.50
 10)     State Bank of Saurashtra                                   32.50
 11)     Syndicate Bank                                             65.00
 12)     The Federal Bank Limited                                   32.50
 13)     The Jammu & Kashmir Bank Limited                           65.00
 14)     The Karnataka Bank Limited                                 32.50
 15)     The Karur Vysya Bank Limited                               32.50
 16)     The Laxmi Vilas Bank Limited                                9.75
 17)     UCO Bank                                                   32.50
 18)     Vijaya Bank                                                32.50
                                                           --------------
              TOTAL COMMITMENTS A                             650.00

                                    PART II B

                                  COMMITMENT B

                                                           COMMITMENT
                                                           AMOUNT (RS. IN
SR.NO    NAME OF ORIGINAL LENDER                           CRORES)
------   -----------------------------------------------   --------------
  1)     ABN AMRO Bank N.V.                                         12.25
  2)     Corporation Bank                                           17.50
  3)     Housing Development Finance Corporation Limited            17.50
  4)     Oriental Bank of Commerce                                  35.00
  5)     State Bank of Bikaner & Jaipur                             17.50
  6)     State Bank of Hyderabad                                    17.50
  7)     State Bank of Indore                                       17.50
  8)     State Bank of Mysore                                       17.50
  9)     State Bank of Patiala                                      17.50
 10)     State Bank of Saurashtra                                   17.50
 11)     Syndicate Bank                                             35.00
 12)     The Federal Bank Limited                                   17.50
 13)     The Jammu & Kashmir Bank Limited                           35.00
 14)     The Karnataka Bank Limited                                 17.50
 15)     The Karur Vysya Bank Limited                               17.50
 16)     The Laxmi Vilas Bank Limited                                5.25
 17)     UCO Bank                                                   17.50
 18)     Vijaya Bank                                                17.50
                                                           --------------
              TOTAL COMMITMENTS B                             350.00

                                    PART III
                                    REPAYMENT

SR.NO.   REPAYMENT INSTALLMENTS
         PAYABLE ON A REPAYMENT
         DATE BEING THE %
         MENTIONED BELOW OF
         LOAN OUTSTANDING ON
         TERMINATION DATE                       REPAYMENT DATE
------   ----------------------    ----------------------------------------
 1.              8.33              39th month from the date of lst Drawdown
 2.              8.33              42nd month from the date of 1st Drawdown
 3.              8.33              45th month from the date of 1st Drawdown
 4.              8.33              48th month from the date of 1st Drawdown
 5.              8.33              51st month from the date of 1st Drawdown
 6.              8.33              54th month from the date of 1st Drawdown
 7.              8.33              57th month from the date of 1st Drawdown
 8.              8.33              60th month from the date of 1st Drawdown
 9.              8.34              63rd month from the date of 1st Drawdown
 10.             8.34              66th month from the date of 1st Drawdown
 11.             8.34              69th month from the date of 1st Drawdown
 12.             8.34              72nd month from the date of 1st Drawdown

                                                             DAVE & GIRISH & CO.

                                  SCHEDULE - 2

                        CONDITIONS PRECEDENT TO DRAWDOWN

1.      THE BORROWER

(a)     A copy of the constitutional documents of the Borrower.

(b)     A copy of a resolution of the board of directors of the Borrower:

        (i) approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute the Finance Documents to which it is a party;

        (ii) authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf; and

        (iii) authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Drawdown Request) to be signed and/or despatched by it under or in connection with the Finance Documents to which it is a party.

(c) A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above.

(d) A certificate of the Borrower (signed by a director) confirming that borrowing of the Total Commitments would not cause any borrowing, limit binding on the Borrower to be exceeded.

(e) A certificate of an authorised signatory of the Borrower certifying that each copy document relating to it specified in this Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

(f) Resolutions passed in the general meeting(s) of the Borrower authorising the directors of the Borrower to borrow in excess of the paid up capital and free reserves of the Company upto the limit specified therein and to mortgage and charge the Properties of the Borrower as security for the payment of the Loan Amounts.

2.      LEGAL OPINIONS

(a) A legal opinion from legal advisors to the Arranger and the Agent, and Security Trustee substantially in the form distributed to the Original Lenders regarding the validity and enforceability of the Facility Agreement under the laws of India.

(b) A legal opinion from the legal advisors to the Borrower in the form provided to the Borrower.

3.      OTHER DOCUMENTS AND EVIDENCE

(a) A copy of any other Authorisation or other document, opinion or assurance which the Agent and Security Trustee considers to be necessary or desirable (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transactions contemplated by any Finance Document or for the validity and enforceability of any Finance Document.

                                                             DAVE & GIRISH & CO.

(b)     The Original Financial Statements of the Borrower.

(c) Evidence that the fees, costs and expenses then due from the Borrower pursuant to Clause 6.6 (Costs and expenses) have been paid or will be paid by the first Drawdown Date.

(d) the Borrower shall provide the Lenders a detailed project feasibility report on the viability of the project.

                                                             DAVE & GIRISH & CO.

                             SCHEDULE - 3 REQUESTS

                                DRAWDOWN REQUEST

From:   [Borrower]
        ----------

To:     [Agent and Security Trustee]
        ----------------------------

Dated:

Dear Sirs

                      [BORROWER] - [     ] FACILITY AGREEMENT
                      ----------   -------

                      DATED [    ] (THE "FACILITY AGREEMENT")
                            ------

1. We refer to the Facility Agreement. This is a Drawdown Request. Terms defined in the Facility Agreement shall have the same meaning in this Drawdown Request.

2.      We wish to avail of a Facility on the following terms:

        Proposed Drawdown Date:  [     ] (or, if that is not a Business Day, the
                                 -------
                                 next Business Day)
        Amount:
                                 [     ] or, if less, the Available Facility
                                 -------

3. We confirm that each condition specified in Clause 2.4.2 (Further conditions precedent) is satisfied on the date of this Drawdown Request.

4.      The proceeds of this Facility should be credited to account.

5.      This Drawdown Request is irrevocable.

                                Yours faithfully



                     .......................................
                            authorised signatory for
                               [name of Borrower]

                                                             DAVE & GIRISH & CO.

                                   SCHEDULE 4

                          FORM OF TRANSFER CERTIFICATE

To:     [     ] as Agent and Security Trustee
        -------

From:   [The Existing Lender] (the "EXISTING LENDER") and [The New Lender]
        ---------------------                             ----------------
        (the "NEW LENDER")

Dated:

                      [BORROWER] - [     ] FACILITY AGREEMENT
                                    -------
                      DATED [     ] (THE "FACILITY AGREEMENT")
                            -------

1. We refer to the Facility Agreement. This is a Transfer Certificate. Terms used in the Facility Agreement shall have the same meaning in this Transfer Certificate.

2.      We refer to Clause 10.1.3(ii) (Procedure for transfer):

        (a) The Existing Lender and the New Lender agree to the Existing Lender transferring to the New Lender by novation all or part of the Existing Lender's Commitment, rights and obligations referred to in the Schedule in accordance with Clause 10.1.3(ii) (Procedure for transfer).

        (b)     The proposed Transfer Date is [     ].
                                              -------

        (c) The Facility Office and address, fax number and attention details for notices of the New Lender for the purposes of Clause
                12.3.2 (Addresses) are set out in the Schedule.

3. The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in paragraph (c) of Clause 10.1.2 (Limitation of responsibility of Existing Lenders).

4. This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate.

                                                             DAVE & GIRISH & CO.

                              SCHEDULE 4 (CONTD.)

               COMMITMENT/RIGHTS AND OBLIGATIONS TO BE TRANSFERRED




TRANSFER DETAILS:

Nature: [insert description of facility(ies) transferred]
Final Maturity:                                [        ]
PARTICIPATION TRANSFERRED
Commitment Transferred
         Drawn Amount:              [       ]
         Undrawn Amount:            [       ]

ADMINISTRATION DETAILS:

New Lender's Receiving Account:     [       ]
Process Agent:                                 [       ]
Address:                            [       ]
Telephone:                          [       ]
Facsimile:                          [       ]
Telex:                              [       ]
Attn/Ref:                           [       ]



[Existing Lender]                                            [New Lender]
 ---------------                                              ----------


By:                                                          By:


This Transfer Certificate is accepted by the Agent and Security Trustee and the
Transfer Date is confirmed as [           ].
                               -----------

[Agent and Security Trustee]
 --------------------------

By:

                                                             DAVE & GIRISH & CO.

                                   SCHEDULE 5
                         Form of Compliance Certificate

To:     [      ] as Agent and Security Trustee
        --------

From:   [Borrower]

Dated:

Dear Sirs

                     [BORROWER] - [     ] FACILITY AGREEMENT
                     ----------   -------
                      DATED [    ] (THE "FACILITY AGREEMENT")
                            ------

1. We refer to the Facility Agreement. This is a Compliance Certificate. Terms used in the Facility Agreement shall have the same meaning in this Compliance Certificate.

2.      We confirm that: [Insert details of covenants to be certified including
                         ------------------------------------------------------
        calculations
        ------------

3.      [We confirm that no Default is continuing.]*
        -------------------------------------------

Signed:         ...............              ...............
                Director                     Director
                Of                           Of
                [Borrower]                   [Borrower]


[insert applicable certification language]**
------------------------------------------



......................
for and on behalf of
[name of auditors of the Borrower]***
----------------------------------




--------------------------------------------------------------------------------
* If this statement cannot be made, the certificate should identify any Default that is continuing and the steps, if any, being taken to remedy it.

** To be agreed with the Borrower's auditors and the Lenders prior to signing the Agreement.

*** Only applicable if the Compliance Certificate accompanies the audited financial statements and is to be signed by the auditors. To be agreed with the Borrower's auditors prior to signing the Agreement.

                                                             DAVE & GIRISH & CO.

                                   SCHEDULE 6

                           BRIEF DESCRIPTION OF ASSETS

                                    PART - I

                  BRIEF DESCRIPTION OF THE IMMOVABLE PROPERTIES

(A)     All pieces and parcels of lands as mentioned hereinbelow:

Brief description of Free Hold Lands as mentioned hereinbelow


-------------------------------------------------------------------------------------------
Sr. No.      Date of acquisition      Survey No/PC NO.     Village          Area (Acres)
-------------------------------------------------------------------------------------------

1            11.06.74                 24                   Chotipani        3.07
-------------------------------------------------------------------------------------------
2.           21.06.74                 21                   Rumgara          3.62
-------------------------------------------------------------------------------------------
3.           12.10.74                 20                   Tanakhar         15.04
-------------------------------------------------------------------------------------------
4.           12.04.74                 21                   Risda            253.02
-------------------------------------------------------------------------------------------
5.           05.12.73                 20                   Rogbahari        88.67
-------------------------------------------------------------------------------------------
6.           November 1973            21                   Rumgara          16.87
-------------------------------------------------------------------------------------------
7.           05.12.73                 20                   Padhimar         184.74
-------------------------------------------------------------------------------------------
8.           November 1973            21                   Risda            145.37
-------------------------------------------------------------------------------------------
9.           12.10.1973               21                   Kohadia          176.42
-------------------------------------------------------------------------------------------
10.          16.11.76                 4A21                 Rogbahari        33.28
-------------------------------------------------------------------------------------------
11           16.11.76                 5A 21                Rogbahari        3.55
-------------------------------------------------------------------------------------------
12           24.09.90                                      Rogbahari        20.7
-------------------------------------------------------------------------------------------
                                                                            944.65
-------------------------------------------------------------------------------------------

(B)     Description of Lease Hold Lands

-------------------------------------------------------------------------------------------
Sr. No.            Date of grant             Place                Areas (Acres)
-------------------------------------------------------------------------------------------
1.                 29.03.72                  Korba                1136
-------------------------------------------------------------------------------------------

                                                             DAVE & GIRISH & CO.

(C)     Brief Description of Mining Leases


-------------------------------------------------------------------------------------------
Sr. NO.            Date of mining lease      Area in hectares     Village
-------------------------------------------------------------------------------------------

1                  21.3.1997                 626.117              Rajandgaon (Kaverdha)
-------------------------------------------------------------------------------------------
2.                 9.07.92                   639.169              Surguja (Maispat)
-------------------------------------------------------------------------------------------

with existing buildings, factories and other structures standing thereon, godowns, water tanks together with fixed plant, machinery, fixtures and fittings, air-conditioning and cooling equipment, civil constructions, hoists, lifts on the lands described in (A), (B) and (C) and any thing permanently attached to the earth, or permanently fastened or embedded in anything attached to the earth.

(D)     Brief Description of Flats and Offices


-------------------------------------------------------------------------------------------
SR. NO.         FLAT NO./ADDRESS                                           LOCATION (PLACE)
-------------------------------------------------------------------------------------------

      1         66, Jolly Maker Chambers II, Plot No. 225, Backbay              Mumbai
                Reclamation, Nariman Point, Mumbai 400 020
-------------------------------------------------------------------------------------------
      2.        67, Jolly Maker Chambers II, Plot No. 225, Backbay              Mumbai
                Reclamation, Nariman Point, Mumbai 400
-------------------------------------------------------------------------------------------
      3.        103/203, 1st and 2nd Floor, Nugget Apt. New                     Mumbai
                Prabhadevi Road, City Lower Parel
-------------------------------------------------------------------------------------------
      4.        Garage No. G-1, Nugget Apt. New Prabhadevi Road,                Mumbai
                Lower Parel
-------------------------------------------------------------------------------------------
      5.        No. 502 & 503, 5th floor, Sheel Jeet Apt Plot No. CTS           Mumbai
                240, Mogra Village, Andheri
-------------------------------------------------------------------------------------------
      6.        A 4 to A 8, No 33 A Chowringhee Road                           Kolkata
-------------------------------------------------------------------------------------------
      7         A 294, New Friends Colony                                      New Delhi
-------------------------------------------------------------------------------------------
      8.        Crescent Court No. 963, Poonamallee High Court, Kilpauk         Madras
-------------------------------------------------------------------------------------------


                                                             DAVE & GIRISH & CO.

                                    PART II

                     BRIEF DESCRIPTION OF MOVABLE PROPERTY

All the movable properties, both present and future, tangible or intangible excluding, however, Current Assets but including such as but not limited to plant and machinery equipment, tools, accessories, uncalled capital, goodwill, trade mark, software, patents copy rights including any other intellectual property such as confidential information, control systems, office furniture, type writers, computers, computer systems including computer software, drilling machines, dyes, ropes and whether installed or not, and lying loose or in cases or being in or upon or about the Borrower's premises and godowns or wherever else the same may be or be held by any party anywhere to the order or disposition of the Borrower or in the course of transit or delivery howsoever or wheresoever and whether in actual possession of the Borrower or in possession of any other person for and on behalf of the company and all other assets (not being current assets) investments, including either by way of substitution, addition or replacement thereof.

                                                             DAVE & GIRISH & CO.

IN WITNESS WHEREOF the Parties have caused this Agreement to be executed on their behalf respectively on the Day and Year first hereinabove mentioned and in the manner hereinafter provided:

--------------------------------------------------------------------------------
BORROWER
--------------------------------------------------------------------------------
The Common Seal of BHARAT ALUMINIUM
COMPANY LIMITED has been hereunto
affixed by Mr. TARUN JAIN
withinnamed, who have been duly
authorised for the purpose pursuant to a
resolution passed at a meeting of its committee
of directors held on the 16TH day of                        /s/ TARUN JAIN
SEPTEMBER 2003 and who have
accordingly signed these presents in token
of the common seal having been affixed

--------------------------------------------------------------------------------
ARRANGER
--------------------------------------------------------------------------------
Signed and delivered for and on behalf of the Arranger, withinnamed, namely

ABN AMRO SECURITIES (INDIA)
PRIVATE LIMITED by the hands of

Mr. ANIL BHATIA
                                                         /s/ ANIL BHATIA

And

Mr. SANJAY VINAYAK
                                                        /s/ SANJAY VINAYAK

its Authorised Signatories


--------------------------------------------------------------------------------
AGENT AND SECURITY TRUSTEE
--------------------------------------------------------------------------------
Signed and delivered for and on behalf of the Agent and Security Trustee, withinnamed, namely

IL&FS TRUST COMPANY LIMITED
by the hand of

Mr. SIVARAMAKRISHNAN
                                                        /s/ MR. SIVARAMAKRISHNAN

its Authorised Signatory

                                                             DAVE & GIRISH & CO.
                                       57

--------------------------------------------------------------------------------
LENDERS
--------------------------------------------------------------------------------
1)   Signed and delivered for and on behalf
     of the Lenders, withinnamed, namely

     ABN AMRO BANK N.V.

     by the hands of

     Mr. BRIJESH MEHRA                                  /s/ BRIJESH MEHRA

     And

     Mr. RAJESH GUPTE                                   /s/ RAJESH GUPTE

     its Authorised Signatories

--------------------------------------------------------------------------------
2)   CORPORATION BANK

     by the hand of

     Mr. S. PATTABIRAMAN                                /s/ S. PATTABIRAMAN

     its Authorised Signatory

--------------------------------------------------------------------------------
3)   HOUSING DEVELOPMENT FINANCE
     CORPORATION LIMITED

     by the hands of

     Mr. S. N. SHROFF                                   /s/ S. N. SHROFF

     And

     Mr. V. SRINIVASARANGAN                             /s/ V. SRINIVASARANGAN

     its Authorised Signatories

--------------------------------------------------------------------------------
4)   ORIENTAL BANK OF COMMERCE

     by the hand of

     Mr. ASHOK GUPTA                                    /s/ ASHOK GUPTA

     its Authorised Signatory

--------------------------------------------------------------------------------
5)   STATE BANK OF BIKANER & JAIPUR

     by the hand of

     Mr. H. R. SRIVASTAVA                               /s/ H. R. SRIVASTAVA

     its Authorised Signatory

                                                             DAVE & GIRISH & CO.
                                       58

--------------------------------------------------------------------------------
6)   STATE BANK OF HYDERABAD

     by the hand of

     Mr. R. KRISHNA RAO                                 /s/ R. KRISHNA RAO

     its Authorised Signatory

--------------------------------------------------------------------------------
7)   STATE BANK OF INDORE

     by the hand of

     Mr. P. C. CHHAJEO                                  /s/ P. C. CHHAJEO

     its Authorised Signatory

--------------------------------------------------------------------------------
8)   STATE BANK OF MYSORE

     by the hand of

     Mr. P. K. ROY                                      /s/ P. K. ROY

     its Authorised Signatory

--------------------------------------------------------------------------------
9)   STATE BANK OF PATIALA

     by the hand of

     Mr. SUYASH                                         /s/ MR. SUYASH

     its Authorised Signatory

--------------------------------------------------------------------------------
10)  STATE BANK OF SAURASHTRA

     by the hand of

     Mr. RAJESH CHAWLA                                 /s/ RAJESH CHAWLA

     its Authorised Signatory

--------------------------------------------------------------------------------
11)  SYNDICATE BANK

     by the hand of

     Mr. K. U. VASANT RAO                               /s/ K. U. VASANT RAO

     its Authorised Signatory

--------------------------------------------------------------------------------
12)  THE FEDERAL BANK LIMITED

     by the hand of

     Mr. ABRAHAM M. JACOB                              /s/ ABRAHAM M. JACOB

     its Authorised Signatory

                                                             DAVE & GIRISH & CO.
                                       59

--------------------------------------------------------------------------------
13)  THE JAMMU & KASHMIR BANK LIMITED

     by the hand of

     Mr. MUKHTARA AHMAD                                  /s/ MUKHTARA AHMAD

     its Authorised Signatory

--------------------------------------------------------------------------------
14)  THE KARNATAKA BANK LIMITED

     by the hand of

     Mr. RAGHURAMA                                     /s/ MR. RAGHURAMA

     its Authorised Signatory

--------------------------------------------------------------------------------
15)  THE KARUR VYSYA BANK LIMITED

     by the hand of

     Mr. V. SRINIVASAN                                 /s/ V. SRINIVASAN

     its Authorised Signatory

--------------------------------------------------------------------------------
16)  THE LAXMI VILAS BANK LIMITED

     by the hand of

     Mr. N. DURAIRAJAN                                 /s/ N. DURAIRAJAN

     its Authorised Signatory

--------------------------------------------------------------------------------
17)  UCO BANK

     by the hand of

     Mr. A. K. GUPTA                                  /s/ A. K. GUPTA

     its Authorised Signatory

--------------------------------------------------------------------------------
18)  VIJAYA BANK

     by the hand of

     Mr. K. MANJAYYA SHETTY                           /s/ K. MANJAYYA SHETTY

     its Authorised Signatory

--------------------------------------------------------------------------------

                                                             DAVE & GIRISH & CO.
                                       60